MASSMUTUAL SELECT FUNDS

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

1-888-309-3539

Acquisition of MassMutual Select Large Cap Value Fund by MassMutual Select Diversified Value Fund

PROSPECTUS/INFORMATION STATEMENT

November 24, 2017

Important Notice Regarding the Availability of this Prospectus/Information Statement

This Information Statement is available at http://www.massmutual.com/funds

This Prospectus/Information Statement relates to the merger of the MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) into the MassMutual Select Diversified Value Fund (“Diversified Value Fund” and, together with the Large Cap Value Fund, the “Funds”) (the “Merger”). Each of the Funds is a series of shares of MassMutual Select Funds (“Select Funds” or the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Prospectus/Information Statement is being delivered to shareholders of record as of November 15, 2017 on or about December 14, 2017.

The Trust is distributing this Prospectus/Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (“MassMutual”) (in its capacity as the majority shareholder of the Large Cap Value Fund, the “Majority Shareholder”). The Majority Shareholder anticipates approving the Merger by written consent on or about a date that is 20 business days following the mailing of this Prospectus/Information Statement, or as soon thereafter as practicable. THE TRUSTEES ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The Funds are diversified series of the Trust. As a result of the Merger, each shareholder of the Large Cap Value Fund will receive shares of the Diversified Value Fund equal in value at the date of the exchange to the value of the shareholder’s Large Cap Value Fund shares. This Prospectus/Information Statement explains what you should know regarding the Merger and about the Diversified Value Fund. Please read this Prospectus/Information Statement and keep it for future reference.

This document is required under the federal securities laws and is provided solely for informational purposes.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Information Statement by reference to the extent they contain information about the Large Cap Value Fund or Diversified Value Fund:

(i) the prospectus of the Select Funds, dated February 1, 2017, and supplemented May 8, 2017, August 10, 2017, and September 22, 2017 (the “Select Prospectus”);

(ii) the statement of additional information of the Select Funds, dated February 1, 2017, and supplemented May 8, 2017, June 30, 2017, August 10, 2017, and September 22, 2017 (the “Select SAI”);

(iii) the Report of Independent Registered Public Accounting Firm and financial statements included in the Select Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2016; and

(iv) the financial statements included in the Select Funds’ Semi-Annual Report to Shareholders for the period ended March 31, 2017.

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Shareholders may obtain free copies of any of the above, request other information about the Funds, or make shareholder inquiries, by calling toll-free at 1-888-309-3539, or by writing to the Trust at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

You may review and copy information about the Funds, including the statement of additional information, at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/INFORMATION STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/INFORMATION STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MASSMUTUAL SELECT FUNDS. THIS PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFERING BY MASSMUTUAL SELECT FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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I.	Synopsis

The following provides an overview of key points regarding the Merger. This information is qualified in its entirety by the remainder of the Prospectus/Information Statement, which contains additional information and further details regarding the Merger.

1.	Overview of the Merger

The Trustees of the Large Cap Value Fund unanimously approved the Merger on behalf of the Large Cap Value Fund, subject to the approval of the Fund’s shareholders. The Majority Shareholder of the Large Cap Value Fund has indicated that it will vote all of the shares held by it in favor of the Merger. The Merger will be accomplished pursuant to an Agreement and Plan of Reorganization (the “Agreement”), attached hereto as Exhibit 1. After the Majority Shareholder approves the Merger, then, pursuant to the Agreement, all of the assets of the Large Cap Value Fund will be transferred to the Diversified Value Fund in exchange for shares of the Diversified Value Fund (the “Merger Shares”) with a value equal to the value of the Large Cap Value Fund’s assets net of liabilities, and for the assumption by the Diversified Value Fund of all of the liabilities of the Large Cap Value Fund. Immediately following the transfer, the Merger Shares received by the Large Cap Value Fund will be distributed to its shareholders, pro rata, with the holders of each class of shares receiving shares of the same class of the Diversified Value Fund in accordance with such shareholders’ percentage ownership interest in such class of shares of the Large Cap Value Fund on the valuation date. The Large Cap Value Fund will then be liquidated and dissolved. It is expected that the Merger will be effected in January 2018.

It is intended that, as a result of the Merger, each shareholder of the Large Cap Value Fund will receive, without paying any sales charges, a number of full and fractional Class I, R5, A, R4, R3, Service Class, or Administrative Class shares, as the case may be, of the Diversified Value Fund with an aggregate net asset value equal to the aggregate net asset value of the Class I, R5, A, R4, R3, Service Class, or Administrative Class shares of the Large Cap Value Fund held by such shareholder immediately prior to the closing of the Merger. For federal income tax purposes, although not free from doubt, it is expected that the Merger will be a tax-free reorganization, and that accordingly, no gain or loss will be recognized by the Large Cap Value Fund or its shareholders directly as a result of the Merger.

By approving the Agreement, the Majority Shareholder of the Large Cap Value Fund is approving the Merger, including the liquidation and dissolution of the Large Cap Value Fund.

2.	Rationale for the Merger

MML Investment Advisers, LLC (“MML Advisers”), the investment adviser to the Trust (in such capacity, the “Adviser”), believes the Merger offers shareholders of the Large Cap Value Fund the opportunity to continue to invest in a larger mutual fund providing a similar investment program at a lower cost, without recognizing capital gain or loss as a direct result of the transaction.

The Trustees of the Large Cap Value Fund have carefully considered MML Advisers’ recommendations. Following a review of the anticipated benefits and costs of the Merger to the shareholders of the Large Cap Value Fund, the Trustees of the Large Cap Value Fund, including the Trustees who are not “interested persons” of the Select Funds or MML Advisers (as such term is defined in the 1940 Act (the “Independent Trustees”)), unanimously determined that the Merger is in the best interest of the Large Cap Value Fund. For a discussion of the Trustees’ deliberations, see “Information About the Merger—Trustees’ Considerations Relating to the Merger.”

3.	Comparison of the Investment Objectives, Principal Investment Strategies, and Policies of the Large Cap Value Fund with Those of the Diversified Value Fund

The investment objectives of the Funds are similar. The Large Cap Value Fund seeks both capital growth and income as its objective, while the Diversified Value Fund seeks as its objective to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Although the principal investment strategies of the Funds are generally similar, there are differences. For example, the Large Cap Value Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the stocks of large-cap companies. Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), a subadviser to the Large Cap Value Fund, uses proprietary research to identify large capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Huber Capital Management, LLC (“Huber Capital Management”), the Large Cap Value Fund’s other subadviser, employs a disciplined, bottom-up investment process that emphasizes internally generated fundamental research to identify out-of-favor stocks that represent solid fundamental value. The Diversified Value Fund seeks to achieve its objective by normally investing at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Diversified Value Fund invests primarily in stocks of companies that the Fund’s subadvisers believe are undervalued in the marketplace. While the Diversified Value Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. Brandywine Global Investment Management, LLC (“Brandywine Global”), one of the Diversified Value Fund’s subadvisers, invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis. T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Diversified Value Fund’s other subadviser, typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. Brandywine Global and T. Rowe Price have served as subadvisers to the Diversified Value Fund since January 2010 and September 2017, respectively. Please see the table below for more information comparing the investment objectives and strategies of the Funds.

This table shows the investment objective and principal investment strategies of each Fund. For more detail regarding the investment objective, strategies, and policies of the Diversified Value Fund, see Appendix A.

LARGE CAP VALUE FUND	DIVERSIFIED VALUE FUND
Investment Objectives
This Fund seeks both capital growth and income.	This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.
Principal Investment Strategies
The Fund invests primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. The Fund is managed by two subadvisers, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) and Huber Capital Management, LLC (“Huber Capital Management”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of large-cap companies. The subadvisers currently define “large-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000®Index (as of December 31, 2016, between $571 million and $618.04 billion). The Fund has the flexibility to invest in companies of any size and invest in non-equity securities. While most assets typically will be invested in equity securities of U.S. companies, the Fund may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The

The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Brandywine Global Investment Management, LLC (“Brandywine Global”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund may hold a portion of its assets in cash or cash equivalents.

Brandywine Global invests in securities that meet its value criteria, primarily, price-to-earnings, price-to-book, price momentum, and share change and

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Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

Barrow Hanley employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify large capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Barrow Hanley typically invests in approximately 30-45 securities. Stocks purchased typically have a 25-year history of paying cash dividends. Barrow Hanley may consider selling a stock for the Fund if, in its judgment, the security has reached its valuation target, the company’s fundamentals begin to deteriorate, or other opportunities appear more attractive.

Huber Capital Management employs a value investing style, investing in stocks which, in Huber Capital Management’s opinion, trade at a significant discount to the present value of future cash flows. Huber Capital Management attempts to identify out-of-favor stocks that represent solid fundamental value. Huber Capital Management identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research. The process includes an initial review, in-depth analysis, and employment of Huber Capital Management’s proprietary valuation methodology.

Huber Capital Management’s decision to sell portfolio securities is based on valuation, risk, and portfolio guidelines. As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Proceeds from sales are reinvested in companies that are more attractively valued based on the purchase disciplines.

quality, based on both quantitative and fundamental analysis. Brandywine Global expects to hold approximately 150-250 stocks under normal market conditions.

Brandywine Global invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis. Brandywine Global’s investment process begins with a valuation screen that identifies large cap stocks with favorable financial ratios. A quantitative deselection process is then applied to eliminate equities that have poor price momentum or high share issuance. Finally Brandywine Global performs a thorough fundamental analysis which seeks to identify and eliminate (de-select) companies with deteriorating fundamentals, anticipated earnings declines, or material write-offs. Brandywine Global may also consider additional factors in its selection process.

Brandywine Global typically sells a security of a company when Brandywine Global believes it is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that Brandywine Global believes is more compelling, or in order to realize gains or limit potential losses. However, Brandywine Global may retain securities of companies that no longer meet its initial purchase criteria.

T. Rowe Price typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. T. Rowe Price generally looks for companies in the aggregate with one or more of the following: an established operating history; above-average dividend yield and low price/earnings ratio relative to the S&P 500® Index; a sound balance sheet and other positive financial characteristics; and low stock price relative to T. Rowe Price’s view of the company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price generally seeks investments in large-capitalization companies and the yield of the portion of the Fund managed by T. Rowe Price is expected to normally exceed the yield of the S&P 500 Index. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, each of Brandywine Global and T. Rowe Price has the

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discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes there is an opportunity for substantial appreciation (such as, for example, Brandywine Global or T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).

The Large Cap Value Fund and the Diversified Value Fund have each adopted certain “fundamental” policies, which cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, as such term is defined in the 1940 Act; other investment policies can be changed without shareholder approval (“non-fundamental” policies). The Funds have identical fundamental investment policies. As discussed above, as a matter of a non-fundamental investment policy, under normal circumstances the Large Cap Value Fund invests at least 80% of its net assets in the stocks of large-cap companies; the Diversified Value Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. With the exception of the Funds’ investment objectives and 80% policies, both of which are described above, the Funds otherwise have identical non-fundamental investment policies.

Comparison of Fees and Expenses of the Funds and Estimated Fees and Expenses Following the Merger

The Large Cap Value Fund’s shareholders are expected to benefit overall in terms of a lower management fee and expense ratio as a result of the Merger. As of September 30, 2017, the Large Cap Value Fund had a management fee rate of 0.60% and the Diversified Value Fund had a management fee rate of 0.50%. Following the Merger, MML Advisers expects the combined fund to have a management fee rate of 0.50%.

As of September 30, 2017, the total expenses of the Large Cap Value Fund and the Diversified Value Fund, not including any payments under Rule 12b-1 distribution and service plans, were 0.75% and 0.62%, respectively. The combined Fund is expected to pay 0.61% in total expenses (not including any payments under Rule 12b-1 distribution and service plans), which does not reflect non-recurring expenses related to the Merger. If these expenses had been reflected, the estimated total (non 12b-1) annual fund operating expenses would be 0.62%.

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds and are intended to help you compare the fees and expenses of the Large Cap Value Fund and the Diversified Value Fund and to analyze the estimated expenses that MML Advisers expects the combined Fund to bear in the first year following the Merger. The tables show the fees and expenses that each Fund incurred for its most recent fiscal year ended September 30, 2017, as well as the pro forma fees and expenses that MML Advisers expects the Diversified Value Fund would have incurred during the twelve months ended September 30, 2017, assuming consummation of the Merger as of October 1, 2016. Shareholders of the Large Cap Value Fund will not pay a sales charge in connection with the Merger, although contingent deferred sales charges will continue to apply. For purposes of determining the contingent deferred sales charge applicable to Large Cap Value Fund shareholders following the Merger, the amount of time that the shareholder held his or her Large Cap Value Fund shares will be added, or tacked, to the length of time the shareholder held Diversified Value Fund shares acquired in the Merger.

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Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) on purchases (as a % of offering price)	Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)
Large Cap Value Fund
Class I	NONE	NONE
Class R5	NONE	NONE
Service Class	NONE	NONE
Administrative Class	NONE	NONE
Class A	5.75%	NONE
Class R4	NONE	NONE
Class R3	NONE	NONE

Diversified Value Fund
Class I	NONE	NONE
Class R5	NONE	NONE
Service Class	NONE	NONE
Administrative Class	NONE	NONE
Class A	5.75%	NONE
Class R4	NONE	NONE
Class R3	NONE	NONE

Diversified Value Fund (pro forma combined)
Class I	NONE	NONE
Class R5	NONE	NONE
Service Class	NONE	NONE
Administrative Class	NONE	NONE
Class A	5.75%	NONE
Class R4	NONE	NONE
Class R3	NONE	NONE

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Distribution and Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement	Total Annual Fund Operating Expenses after Expense Reimbursement
Large Cap Value Fund
Class I	0.60%	NONE	0.12%	0.72%	(0.09)%	0.63	%(1)
Class R5	0.60%	NONE	0.22%	0.82%	(0.09)%	0.73	%(1)
Service Class	0.60%	NONE	0.32%	0.92%	(0.09)%	0.83	%(1)
Administrative Class	0.60%	NONE	0.42%	1.02%	(0.09)%	0.93	%(1)
Class A	0.60%	0.25%	0.42%	1.27%	(0.09)%	1.18	%(1)
Class R4	0.60%	0.25%	0.32%	1.17%	(0.09)%	1.08	%(1)
Class R3	0.60%	0.50%	0.32%	1.42%	(0.09)%	1.33	%(1)

Diversified Value Fund
Class I	0.50%	NONE	0.08%	0.58%	NONE	0.58%
Class R5	0.50%	NONE	0.18%	0.68%	NONE	0.68%
Service Class	0.50%	NONE	0.28%	0.78%	NONE	0.78%
Administrative Class	0.50%	NONE	0.38%	0.88%	NONE	0.88%
Class A	0.50%	0.25%	0.38%	1.13%	NONE	1.13%
Class R4	0.50%	0.25%	0.28%	1.03%	NONE	1.03%
Class R3	0.50%	0.50%	0.28%	1.28%	NONE	1.28%

Diversified Value Fund (pro forma combined)
Class I	0.50%	NONE	0.08%	0.58%	NONE	0.58%
Class R5	0.50%	NONE	0.18%	0.68%	NONE	0.68%
Service Class	0.50%	NONE	0.28%	0.78%	NONE	0.78%
Administrative Class	0.50%	NONE	0.38%	0.88%	NONE	0.88%
Class A	0.50%	0.25%	0.38%	1.13%	NONE	1.13%
Class R4	0.50%	0.25%	0.28%	1.03%	NONE	1.03%
Class R3	0.50%	0.50%	0.28%	1.28%	NONE	1.28%

(1)	Reflects a written agreement by MML Advisers to cap the fees and expenses of the Large Cap Value Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.63%, 0.73%, 0.83%, 0.93%, 1.18%, 1.08%, and 1.33% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Examples

These examples are intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in the Diversified Value Fund both for the fiscal year set forth above and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Funds’ operating expenses

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are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund
Class I	$64	$220	$390	$885
Class R5	$75	$251	$445	$1,004
Service Class	$85	$283	$499	$1,122
Administrative Class	$95	$314	$553	$1,238
Class A	$688	$945	$1,222	$2,012
Class R4	$110	$361	$633	$1,411
Class R3	$135	$439	$766	$1,693

Diversified Value Fund
Class I	$59	$186	$324	$726
Class R5	$69	$218	$379	$847
Service Class	$80	$249	$433	$966
Administrative Class	$90	$281	$488	$1,084
Class A	$684	$913	$1,161	$1,871
Class R4	$105	$328	$569	$1,259
Class R3	$130	$406	$702	$1,545

Diversified Value Fund (pro forma combined)
Class I	$59	$186	$324	$726
Class R5	$69	$218	$379	$847
Service Class	$80	$249	$433	$966
Administrative Class	$90	$281	$488	$1,084
Class A	$684	$913	$1,161	$1,871
Class R4	$105	$328	$569	$1,259
Class R3	$130	$406	$702	$1,545

Portfolio Turnover of the Funds

Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During each Fund’s respective fiscal year ended September 30, 2017, the Large Cap Value Fund’s and Diversified Value Fund’s portfolio turnover rate was 22% and 71% of the average value of its portfolio, respectively.

Historic Investment Performance of the Funds

The charts and tables below provide some indication of the risks of investing in the Large Cap Value Fund and the Diversified Value Fund by showing changes in each Fund’s performance from year to year, and by comparing each Fund’s returns with those of a broad measure of market performance. The first chart shows changes in the performance of the Large Cap Value Fund’s Class R5 Shares; and the second chart shows changes in the performance of the Diversified Value Fund’s Class R5 Shares. Sales charges and taxes are not reflected in the returns in these bar charts. If sales charges and taxes were reflected, the returns would be lower than those shown. Class R5 shares represent an investment in the same portfolio of securities as Class I, A, R4, R3, Service Class, and Administrative Class shares. Annual returns would differ to the extent the different classes do not have the same expenses as Class R5 shares.

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Please remember that past performance is not necessarily an indication of future results. The historical information presented below also includes periods during which both the Large Cap Value Fund and the Diversified Value Fund were managed under different portfolio managers. In this case, you should also consider that Joseph J. Kirby, Henry F. Otto, and Steven M. Tonkovich of Brandywine Global have advised the Diversified Value Fund since January 2010, while John D. Linehan of T. Rowe Price commenced managing the Diversified Value Fund in September 2017. It is possible to lose money on an investment in either Fund. Neither Fund may achieve its investment objective. Each Fund’s performance after the period shown may differ significantly from its performance during such period. No assurance can be given that the Diversified Value Fund will achieve any particular level of performance after the Merger.

Annual Performance

Large Cap Value Fund—Class R5 Shares

During the periods shown above, the highest quarterly return for the Fund was 21.10% for the quarter ended June 30, 2009 and the lowest quarterly return was -25.05% for the quarter ended December 31, 2008.

Year-to-date performance through September 30, 2017 was 20.27% for the Large Cap Value Fund’s Class R5 shares.

Diversified Value Fund—Class R5 Shares

During the periods shown above, the highest quarterly return for the Fund was 18.89% for the quarter ended September 30, 2009 and the lowest quarterly return was -21.80% for the quarter ended December 31, 2008.

Year-to-date performance through September 30, 2017 was 19.16% for the Diversified Value Fund’s Class R5 shares.

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Average Annual Total Returns

(for the periods ended December 31, 2016)

The table is intended to show the risk of investing in the Large Cap Value Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class R5 and after-tax returns for other classes will vary.

Large Cap Value Fund

	One Year	Five Years	Ten Years
Return Before Taxes—Class R5	12.49%	10.72%	4.11%
Return After Taxes on Distributions—Class R5	10.59%	6.93%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares—Class R5	8.66%	8.16%	3.10%
Return Before Taxes—Class I	12.63%	10.79%	4.14%
Return Before Taxes—Service Class	12.43%	10.64%	4.02%
Return Before Taxes—Administrative Class	12.27%	10.50%	3.88%
Return Before Taxes—Class A	5.56%	8.94%	3.00%
Return Before Taxes—Class R4	12.25%	10.38%	3.77%
Return Before Taxes—Class R3	11.86%	10.02%	3.37%

Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	17.34%	14.80%	5.72%

The table below is intended to show the risk of investing in the Diversified Value Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class R5 and after-tax returns for other classes will vary.

Diversified Value Fund

	One Year	Five Years	Ten Years
Return Before Taxes—Class R5	13.24%	14.16%	4.39%
Return After Taxes on Distributions—Class R5	11.65%	13.50%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares—Class R5	8.82%	11.38%	3.46%
Return Before Taxes—Class I	13.39%	14.22%	4.42%

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	One Year	Five Years	Ten Years
Return Before Taxes—Service Class	13.12%	14.06%	4.30%
Return Before Taxes—Administrative Class	13.01%	13.93%	4.18%
Return Before Taxes—Class A	6.29%	12.31%	3.28%
Return Before Taxes—Class R4	12.90%	13.77%	4.03%

Return Before Taxes—Class R3	12.62%	13.39%	3.61%

Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	17.34%	14.80%	5.72%

It is expected that the Diversified Value Fund will be the accounting successor in the Merger; therefore, its historical performance would carry over to the combined Fund for accounting purposes after the Merger.

Investment Adviser and Subadvisers

MML Advisers serves as the investment adviser and Barrow Hanley and Huber Capital Management serve as the subadvisers to the Large Cap Value Fund. MML Advisers serves as the investment adviser and Brandywine Global and T. Rowe Price serve as the subadvisers to the Diversified Value Fund. Upon completion of the Merger, MML Advisers will continue to serve as the investment adviser and Brandywine Global and T. Rowe Price will serve as the subadvisers to the Diversified Value Fund. Joseph J. Kirby, Henry F. Otto, Steven M. Tonkovich, and John D. Linehan will continue to serve as the portfolio managers for the Diversified Value Fund. Please see “Additional Information About MassMutual Select Diversified Value Fund” in Appendix A and the SAI.

Trustees

The Trustees of the Large Cap Value Fund and Diversified Value Fund are the same because each is a series of the Select Funds. The following individuals comprise the Board of Trustees of the Select Funds: Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, Teresa A. Hassara, R. Alan Hunter, Jr., Robert E. Joyal, C. Ann Merrifield, and Susan B. Sweeney. For more information about the Trustees and officers of the Select Funds, please see the SAI.

Shareholder Information Regarding Share Classes, Dividends, Purchases, and Redemptions

Shareholders of the Large Cap Value Fund will receive Class I, R5, A, R4, R3, Service Class, or Administrative Class shares of the Diversified Value Fund, respectively, in return for their Class I, R5, A, R4, R3, Service Class, or Administrative Class shares of the Large Cap Value Fund. Shareholder policies and procedures, including exchange rights and distribution, purchase, and redemption procedures, are identical for the two Funds. Please see “Additional Information About MassMutual Select Diversified Value Fund” in Appendix A and the SAI.

Federal Income Tax Consequences of the Merger

For federal income tax purposes, although not free from doubt, it is expected that the Merger will be a tax-free reorganization, and that accordingly, no gain or loss will be recognized by the Large Cap Value Fund or its shareholders directly as a result of the Merger. At any time before the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes. A substantial portion of the portfolio assets of the Large Cap Value Fund may be sold in connection with the Merger and any such sales might result in a taxable distribution of gains to Large Cap Value Fund shareholders (including, in the case where those assets are sold following the Merger, after they have become Diversified Value Fund shareholders). Certain other tax consequences are discussed below under “Information About the Merger—Federal Income Tax Consequences.”

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II.	Principal Risks of an Investment in the Diversified Value Fund and Comparison to Risks of Investing in the Large Cap Value Fund

Because the Funds have similar investment objectives and strategies, the risks of an investment in the Diversified Value Fund are generally similar to the risks of an investment in the Large Cap Value Fund. The main risks that could adversely affect the value of the Diversified Value Fund’s shares and the total return on your investment include:

Cash Position Risk. If the Diversified Value Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk. Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Equity Securities Risk. Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Diversified Value Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Diversified Value Fund’s investments in certain non-U.S. countries.

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Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Diversified Value Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk. Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Diversified Value Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Diversified Value Fund at any time.

Management Risk. The Diversified Value Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Diversified Value Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk. The value of the Diversified Value Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Diversified Value Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Valuation Risk. The Diversified Value Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk. The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

III. Information About the Merger

General. The Merger will be effected pursuant to an Agreement and Plan of Reorganization between the Funds. The form of the Agreement is attached to this Prospectus/Information Statement as Exhibit 1.

Although the term “merger” is used for ease of reference, the transaction is structured as a transfer of all of the assets of the Large Cap Value Fund to the Diversified Value Fund in exchange for the assumption by the Diversified Value Fund of all of the liabilities of the Large Cap Value Fund and for the issuance and delivery to the Large Cap Value Fund of shares of each class of the Diversified Value Fund equal in aggregate value to the net value of the assets attributable to shares of the corresponding class of the Large Cap Value Fund transferred to the Diversified Value Fund.

After receipt of the Merger Shares, the Large Cap Value Fund will distribute the Merger Shares of each class to its shareholders of the corresponding class, in proportion to their existing shareholdings, in complete liquidation of the Large Cap Value Fund, and the legal existence of the Large Cap Value Fund will be terminated. Each shareholder of the Large Cap Value Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Large Cap Value Fund shares.

Prior to the date of the transfer, the Large Cap Value Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

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The Trustees of the Large Cap Value Fund have voted unanimously to approve the Merger and to recommend that shareholders also approve the Merger. Because MassMutual, the holder of a majority of the outstanding shares of the Large Cap Value Fund, has indicated that it will approve the Merger by written consent, no shareholder proxies will be solicited.

The investment restrictions of the Large Cap Value Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement.

Agreement and Plan of Reorganization. The Merger will be governed by the Agreement, which provides that the Diversified Value Fund will acquire all of the assets of the Large Cap Value Fund in exchange for the assumption by the Diversified Value Fund of all of the liabilities of the Large Cap Value Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities, all as of the Exchange Date (anticipated to be January 26, 2018, or such other date as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Merger Shares of each class of the Diversified Value Fund will have an aggregate net asset value equal to the value of the assets of the Large Cap Value Fund attributable to shares of the corresponding class of shares of the Large Cap Value Fund, less the value of the liabilities of the Large Cap Value Fund assumed by the Diversified Value Fund attributable to shares of such class of the Large Cap Value Fund.

Immediately following the Exchange Date, the Large Cap Value Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Large Cap Value Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of the Large Cap Value Fund. As a result of the transaction, shareholders of each class of the Large Cap Value Fund will receive a number of Merger Shares of the corresponding class of the Diversified Value Fund equal in aggregate value at the Exchange Date to the value of the Large Cap Value Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Diversified Value Fund in the name of such Large Cap Value Fund shareholder, each account representing the respective number of full and fractional Merger Shares of each class due such shareholder. New certificates for Merger Shares will not be issued.

The consummation of the Merger is subject to the conditions set forth in the Agreement, any one of which may be waived. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Large Cap Value Fund, prior to the Exchange Date, by mutual consent of the Diversified Value Fund and the Large Cap Value Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the Merger and related transactions, consisting of legal, proxy costs, and audit and accounting expenses, are estimated to be $215,000, all of which will be paid by the Adviser.

Trustees’ Considerations Relating to the Merger. At a meeting of the Board of Trustees of Large Cap Value Fund and Diversified Value Fund held on September 14, 2017, the Trustees, including the Independent Trustees, considered the anticipated benefits and costs of the Merger from the perspective of each Fund. As part of their review process, the Trustees reviewed materials provided by the Adviser and were represented by independent legal counsel to the Independent Trustees. The Trustees reviewed and considered information with respect to, among other things, the Funds’ respective investment objectives and policies, management fees, distribution fees, and other operating expenses; historical performance; and asset size.

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Investment matters. The Trustees considered that the Large Cap Value Fund and the Diversified Value Fund have similar investment objectives and investment strategies. Under normal circumstances the Large Cap Value Fund invests at least 80% of its net assets in the stocks of large-cap companies; the Diversified Value Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Trustees considered that, while the Diversified Value Fund does not limit its investments to issuers in a particular capitalization range, the Fund’s subadvisers currently focus on securities of larger size companies. The Trustees considered the Adviser’s statement generally that the Merger would provide shareholders of Large Cap Value Fund the opportunity to continue to invest in a larger mutual fund providing a similar investment program at lower cost, without recognizing capital gain or loss as a direct result of the transaction.

Performance. The Trustees reviewed the historical performance of each Fund and considered that, although the performance of Large Cap Value Fund for the one-year period ended June 30, 2017 exceeded that of the Diversified Value Fund, the Diversified Value Fund had achieved superior performance over the three-, five-, and ten-year periods ended that date. The Trustees also considered, among other factors, the Adviser’s statements that the Large Cap Value Fund has experienced steady shareholder redemptions over multiple years and that the Fund will have difficulty growing in light of the competitive large-cap value fund marketplace.

Fund expenses. MML Advisers informed the Trustees that, as a result of the Merger, the combined fund is expected to have a lower total expense ratio than the current total expense ratio of the Large Cap Value Fund. The Trustees considered the Adviser’s statement that, due in part to the breakpoints included in the Diversified Value Fund’s management fee, at every asset level, the Diversified Value Fund pays a lower management fee as a percentage of net assets than does the Large Cap Value Fund. The Trustees also considered that the procedures, fees, and charges for purchases, exchanges, and redemptions of shares of both Funds are the same and that both Funds offer the same investor services and options to shareholders.

Tax matters. The Trustees considered that the Merger is expected to be structured as a tax-free reorganization for federal income tax purposes and that, as a result, shareholders of the Funds are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the Merger.

Costs of the proposed Merger. The Trustees considered that MML Advisers would bear all of the costs related to the Merger (other than securities transaction costs).

After consideration of the above factors, other considerations, and such information as the Trustees of the Large Cap Value Fund deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the Merger and the Agreement and voted to recommend its approval by the shareholders of the Large Cap Value Fund. In this connection, the Trustees concluded that the Large Cap Value Fund’s participation in the transaction would be in the best interests of the Large Cap Value Fund and that the Merger would not result in a dilution of the interests of existing shareholders of the Large Cap Value Fund.

The Trustees also determined that the Merger was in the best interests of the Diversified Value Fund and its shareholders and that the Merger would not result in a dilution of the interests of those shareholders. The Trustees on behalf of the Diversified Value Fund, including the Independent Trustees, unanimously approved the Merger and the Agreement.

Description of the Merger Shares. Merger Shares will be issued to the Large Cap Value Fund’s shareholders in accordance with the procedures under the Agreement as described above. The Merger Shares are Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares of the Diversified Value Fund. The Large Cap Value Fund’s shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of the Large Cap Value Fund. Your Merger Shares will be subject to a contingent deferred sales charge to the same extent that your Large Cap Value Fund shares were so subject. In other words, your Merger Shares will

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be treated as having been purchased on the date you purchased your Large Cap Value Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see “Additional Information About MassMutual Select Diversified Value Fund” in Appendix A and the SAI.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Large Cap Value Fund or the Diversified Value Fund. However, the Select Funds’ Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Select Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Select Funds or their Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the Select Funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which Select Funds would be unable to meet their obligations. The likelihood of such circumstances is remote.

Federal Income Tax Consequences. The Merger is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the obligation of the Large Cap Value Fund and the Diversified Value Fund to consummate the Merger, each Fund will receive a tax opinion from Ropes & Gray LLP, counsel to the Select Funds (which opinion will be based on certain factual representations made by officers of the Select Funds and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(i)	The Merger will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Large Cap Value Fund and the Diversified Value Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)	Under Sections 361 and 357 of the Code, the Large Cap Value Fund will not recognize gain or loss upon the transfer of all of its assets to the Diversified Value Fund in exchange for Merger Shares and the assumption by the Diversified Value Fund of all of the liabilities of the Large Cap Value Fund, or upon the distribution of the Merger Shares by the Large Cap Value Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Merger (1) as a result of the closing of the tax year of the Large Cap Value Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(iii)	Under Section 354 of the Code, the shareholders of the Large Cap Value Fund will not recognize gain or loss upon the exchange of their Large Cap Value Fund shares for Merger Shares.

(iv)	Under Section 358 of the Code, the aggregate tax basis of Merger Shares that a Large Cap Value Fund shareholder receives in the Merger will be the same as the aggregate tax basis of the Large Cap Value Fund shares exchanged therefor.

(v)	Under Section 1223(1) of the Code, a Large Cap Value Fund shareholder’s holding period for the Merger Shares received in the Merger will include the shareholder’s holding period for the Large Cap Value Fund shares exchanged therefor, provided the shareholder held such Large Cap Value Fund shares as capital assets.

(vi)	Under Section 1032 of the Code, the Diversified Value Fund will not recognize gain or loss upon the receipt of assets of the Large Cap Value Fund in exchange for Merger Shares and the assumption by the Diversified Value Fund of all of the liabilities of the Large Cap Value Fund.

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(vii)	Under Section 362(b) of the Code, the Diversified Value Fund’s tax basis in the assets of the Large Cap Value Fund transferred to the Diversified Value Fund in the Merger will be the same as the Large Cap Value Fund’s tax basis in such assets immediately prior to the Merger, adjusted for any gain or loss required to be recognized as described in the second bullet.

(viii)	Under Section 1223(2) of the Code, the Diversified Value Fund’s holding periods in the assets received from the Large Cap Value Fund in the Merger, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Large Cap Value Fund.

(ix)	The Diversified Value Fund will succeed to and take into account the items of the Large Cap Value Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If the Merger were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Large Cap Value Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Large Cap Value Fund shares and the fair market value of the Merger Shares it received.

The consummation of the Merger will terminate the taxable year of the Large Cap Value Fund. Prior to the consummation of the Merger, the Large Cap Value Fund will, and the Diversified Value Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of a distribution to shareholders of all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the consummation of the Merger. This distribution will be taxable to shareholders and will accelerate the recognition of gain or loss to shareholders of the Large Cap Value Fund.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, and other tax laws.

Additional Tax Considerations. If the Merger occurs, the tax attributes of the Diversified Value Fund and the Large Cap Value Fund will be shared by the surviving combined Fund.

The combined Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds), if any, may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses, if any, cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, any loss carryforwards of the Large Cap Value Fund, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Diversified Value Fund for the taxable year of the Merger that is equal to the portion of the Diversified Value Fund’s taxable year that follows the date of the Merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Merger not occurred.

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As of September 30, 2017, the Large Cap Value Fund had net realized gains equal to approximately 4% of its net assets, and net unrealized gains equal to approximately 15% of its net assets; the Diversified Value Fund had net realized gains equal to approximately 28% of its net assets, and net unrealized gains of approximately 13% of its net assets. As of that date, neither Fund had any capital loss carryforwards. Each Fund expects to distribute its net realized gains for the taxable year ending September 30, 2017 to its shareholders prior to the Merger. As a result of the Funds’ respective positions, shareholders may receive larger or earlier taxable distributions of capital gains from the combined Fund than such shareholders would have received had the Merger not occurred. The Funds’ respective positions, including as reflected in the form of both realized and unrealized net gains and net losses, will change prior to the Merger.

The tax principles described above will remain true; their application and, at a minimum, the specific percentages noted above will change prior to the Merger, including, because of market developments and shareholder activity in the Funds. The application of these rules may increase or accelerate taxable gain distributions to shareholders of the combined Fund.

A substantial portion of the portfolio assets of the Large Cap Value Fund may be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the prices at which the portfolio assets are sold and basis of the Large Cap Value Fund in the assets. If the assets are sold by the Large Cap Value Fund before the Merger, any net capital gains (that is, the excess of net long-term capital gains from the sale of investments that the Fund has owned (or is deemed to have owned) for more than 12 months over net short-term capital losses) recognized in these sales, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to the Large Cap Value Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to such shareholders. If such assets are sold after the Merger, any net capital gains will be distributed to shareholders of the Diversified Value Fund, including existing shareholders and shareholders of the Large Cap Value Fund who become shareholders of the Diversified Value Fund as a result of the Merger. If the portfolio assets formerly belonging to the Large Cap Value Fund are sold by the Diversified Value Fund after the Merger, capital gains from the sales might be offset to a substantially lesser degree by capital losses than if the assets had been sold by the Large Cap Value Fund before the Merger, due to the loss limitation rules described above. Management of the Funds currently expects that such sales generally will occur after the Merger. It is currently anticipated that approximately 60% of the Large Cap Value Fund’s assets will be sold in connection with the Merger. The repositioning of securities following the reorganization is expected to result in brokerage expenses to the combined Fund of approximately $34,591. It is currently anticipated that the disposition of securities following the Merger is expected to result in capital gains to the combined Fund of approximately $18,052,391 ($0.72 per share).

Existing and Pro Forma Capitalization. The following table sets forth the unaudited capitalization of the Large Cap Value Fund and the Diversified Value Fund as of March 31, 2017, giving effect to the proposed acquisition of assets at net asset value as of that date(1):

(Unaudited)	Large Cap Value Fund	Diversified Value Fund	Pro Forma Adjustments(2),(3)	Combined Diversified Value Fund
Net assets
Class I	$51,152,816	$286,247,910	$(9,279)	$337,391,447
Class R5	$97,535,555	$46,626,951	$(17,693)	$144,144,813
Service Class	$3,043,961	$12,859,524	$(552)	$15,902,933
Administrative Class	$12,484,803	$7,629,561	$(2,265)	$20,112,099
Class A	$25,912,954	$17,686,511	$(4,701)	$43,594,764
Class R4	$504,862	$957,772	$(92)	$1,462,542
Class R3	$49,358	$1,903,043	$(9)	$1,952,392

Total Net Assets	$190,684,309	$373,911,272	$(34,591)	$564,560,990

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(Unaudited)	Large Cap Value Fund	Diversified Value Fund	Pro Forma Adjustments(2),(3)	Combined Diversified Value Fund
Shares outstanding
Class I	6,858,330	18,235,378	(3,600,780)	21,492,928
Class R5	13,046,781	2,965,756	(6,843,355)	9,169,182
Service Class	405,085	818,310	(211,361)	1,012,034
Administrative Class	1,673,954	483,357	(882,919)	1,274,392
Class A	3,481,177	1,127,302	(1,829,918)	2,778,561
Class R4	68,417	61,349	(36,081)	93,685
Class R3	6,780	121,575	(3,627)	124,728

Net asset value per share
Class I	$7.46	$15.70	$0.00	$15.70
Class R5	$7.48	$15.72	$0.00	$15.72
Service Class	$7.51	$15.71	$0.00	$15.71
Administrative Class	$7.46	$15.78	$0.00	$15.78
Class A	$7.44	$15.69	$0.00	$15.69
Class R4	$7.38	$15.61	$0.00	$15.61
Class R3	$7.28	$15.65	$0.00	$15.65

(1)	Assumes the Merger had been consummated on March 31, 2017 and is for information purposes only. No assurance can be given as to how many shares of the Diversified Value Fund will be received by the shareholders of the Large Cap Value Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Diversified Value Fund that will be received by the shareholders of the Large Cap Value Fund on or after such date.

(2)	Pro Forma Adjustments in net assets represent estimated transaction costs resulting from the Merger.

(3)	Holders of each class of the Large Cap Value Fund will receive the corresponding class shares of the Diversified Value Fund.

The capitalization of the Funds and, consequently, the pro forma capitalization of the combined Fund, are likely to be different at the effective time of completion of the Merger as a result of market movements and daily share purchase and redemption activities, as well as the effect of other ongoing operations of the Funds prior to completion of the Merger.

Unaudited pro forma combining financial statements of the Funds giving effect to the Merger of the Large Cap Value Fund and the Diversified Value Fund, as of March 31, 2017, and for the 12-month period then ended, are included in the SAI. Because the Agreement provides that the Diversified Value Fund will be the surviving Fund following the Merger, the pro forma combining financial statements reflect the transfer of the assets and liabilities of the Large Cap Value Fund to the Diversified Value Fund, as contemplated by the Agreement.

IV.	No Shareholder Proxies Will Be Solicited

Approval of the Merger requires not only a majority of the Large Cap Value Fund’s Trustees, but also the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Large Cap Value Fund. Under the Select Funds’ Declaration of Trust, shareholders are entitled to one vote per share, with fractional shares voting proportionally, and separate classes vote together as one group on matters, such as the Merger, that affect classes equally. As of November 15, 2017, there were 23,137,718 shares of record of the Large Cap Value Fund entitled to vote, of which MassMutual, on its own account and through its separate accounts, owned approximately 13,902,084 shares, or approximately 60.08% of the Fund. MassMutual has indicated that, on or about January 24, 2018, it will execute a Consent of Majority Shareholder approving the

18

Merger. Since MassMutual, the holder of record of more than a majority of the outstanding shares of the Large Cap Value Fund as of November 15, 2017, the record date, has indicated that it will consent to the Merger, no shareholder proxies will be solicited in connection with the Merger and no meeting of shareholders will be held.

As of November 15, 2017, the Large Cap Value Fund had the following shares outstanding:

Large Cap Value Fund	Number of Shares Outstanding
Class I	7,901,228
Class R5	10,150,410
Service Class	287,163
Administrative Class	1,621,865
Class A	3,099,273
Class R4	70,998
Class R3	6,780

Share Ownership. As of November 15, 2017, the officers and Trustees of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Large Cap Value Fund and the Diversified Value Fund, respectively.

To the best of the knowledge of the Funds, the following shareholders owned of record 5% or more of the outstanding shares of a class of shares of the Large Cap Value Fund and the Diversified Value Fund as of November 15, 2017 (those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class):

Class	Shareholder Name and Address	Actual	Percentage Owned Assuming Completion of Merger(1)
MassMutual Select Large Cap Value Fund

Class I	MassMutual RetireSMARTSM 2030 Fund	18.68%	12.59%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM 2040 Fund	14.27%	9.61%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM Moderate Growth Fund	10.07%	6.79%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM 2050 Fund	8.68%	5.85%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM 2020 Fund	8.66%	5.84%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM 2035 Fund	8.35%	5.62%
	1 Iron Street
	Boston, MA 02210

19

Class	Shareholder Name and Address	Actual	Percentage Owned Assuming Completion of Merger(1)
	MassMutual RetireSMARTSM 2025 Fund	7.40%	4.99%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM Moderate Fund	6.20%	4.18%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM Growth Fund	6.00%	4.04%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM 2045 Fund	5.78%	3.90%
	1 Iron Street
	Boston, MA 02210

Class R5	MassMutual	97.61%	98.25%
	100 Bright Meadow Blvd
	Enfield, CT 06082

Service Class	MassMutual	76.19%	37.89%
	100 Bright Meadow Blvd
	Enfield, CT 06082

	SEI Private Trust Company	17.81%	2.96%
	c/o State Street Bank ID571
	Mutual Fund Administration
	One Freedom Valley Drive
	Oaks, PA 19456

	Taynik & Co.	5.99%	54.87%
	c/o State Street Bank
	One Lincoln Street
	Boston, MA 02111

Administrative Class	MassMutual	99.21%	98.00%
	100 Bright Meadow Blvd
	Enfield, CT 06082

20

Class	Shareholder Name and Address	Actual	Percentage Owned Assuming Completion of Merger(1)
Class A	MassMutual	67.40%	67.62%
	100 Bright Meadow Blvd
	Enfield, CT 06082

	Taynik & Co.	16.50%	17.00%
	c/o State Street Bank
	One Lincoln Street
	Boston, MA 02111

Class R4	MassMutual	100%	91.72%
	100 Bright Meadow Blvd
	Enfield, CT 06082

Class R3	MassMutual	100%	64.59%
	100 Bright Meadow Blvd
	Enfield, CT 06082

MassMutual Select Diversified Value Fund

Class I	Taynik & Co.	45.78%	32.05%
	c/o State Street Bank
	One Lincoln Street
	Boston, MA 02111

	MassMutual RetireSMARTSM 2030 Fund	9.97%	12.59%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM 2040 Fund	7.62%	9.61%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM Moderate Growth Fund	5.38%	6.79%
	1 Iron Street
	Boston, MA 02210

Class R5	MassMutual	99.29%	98.25%
	100 Bright Meadow Blvd
	Enfield, CT 06082

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Class	Shareholder Name and Address	Actual	Percentage Owned Assuming Completion of Merger(1)
Service Class	Taynik & Co.	68.92%	58.47%
	c/o State Street Bank
	One Lincoln Street
	Boston, MA 02111

	MassMutual	30.26%	37.89%
	100 Bright Meadow Blvd
	Enfield, CT 06082

Administrative Class	MassMutual	94.97%	98.00%
	100 Bright Meadow Blvd
	Enfield, CT 06082

Class A	MassMutual	67.95%	67.62%
	100 Bright Meadow Blvd
	Enfield, CT 06082

	Taynik & Co.	17.74%	17.00%
	c/o State Street Bank
	One Lincoln Street
	Boston, MA 02111

Class R4	MassMutual	86.35%	91.72%
	100 Bright Meadow Blvd
	Enfield, CT 06082

	Taynik & Co.	13.65%	8.28%
	c/o State Street Bank
	One Lincoln Street
	Boston, MA 02111

Class R3	MassMutual	63.69%	64.59%
	100 Bright Meadow Blvd
	Enfield, CT 06082
	Hartford Life Insurance Co.	36.19%	35.29%
	1 Griffin Rd. North
	Windsor, CT 06095

(1)	Percentage owned on November 15, 2017 assuming completion of Merger.

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Appendix A

ADDITIONAL INFORMATION ABOUT MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

PURCHASE AND SALE OF FUND SHARES

Shares of the Diversified Value Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Diversified Value Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Diversified Value Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Diversified Value Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

CHARTER DOCUMENTS

The Large Cap Value Fund and the Diversified Value Fund are each separate series of the Select Funds, a Massachusetts business trust governed by Massachusetts law. The Select Funds are governed by an Agreement and Declaration of Trust dated May 28, 1993, which was amended and restated as of November 21, 2011.

ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Changes to Investment Objectives and Strategies. The Diversified Value Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus/Information Statement will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Diversified Value Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Diversified Value Fund.) However, if, through a change in values, net assets, or other circumstances, the Diversified Value Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Diversified Value Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. The Diversified Value Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.

Leverage. Leverage generally has the effect of increasing the amount of loss or gain the Diversified Value Fund might realize, and may increase volatility in the value of the Diversified Value Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.

Temporary Defensive Positions. At times, the Diversified Value Fund’s investment adviser or subadviser may determine that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Diversified Value Fund’s assets. In implementing these defensive strategies, the Diversified Value Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, the Diversified Value Fund may not achieve its investment objective.

Portfolio Turnover. Changes are made in the Diversified Value Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Diversified Value Fund’s Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing the Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements. The Diversified Value Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the SAI. The Diversified Value Fund also may choose not to invest in certain securities described in this Prospectus/Information Statement and in the SAI, even though it has the ability to do so. The Diversified Value Fund may engage in transactions involving derivatives as part of its principal investment strategies; the disclosures of the principal investment strategies of the Fund include specific references to those derivatives transactions. The Diversified Value Fund may use other derivatives (not as part of its principal investment strategies), as well. The Diversified Value Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indices, securities, or foreign currencies. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. The Diversified Value Fund may use derivatives to create investment leverage. See the SAI for more information regarding those transactions.

The Diversified Value Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Diversified Value Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Diversified Value Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. The Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Diversified Value Fund intends to construe geographic terms such as “foreign” and “non-U.S.” in the manner that affords to the Diversified Value Fund the greatest flexibility in seeking to achieve the investment objective of the Fund. Specifically, the Diversified Value Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the geographic region indicated by words of the Diversified Value Fund’s investment strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Diversified Value Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, as the investment strategy of the Diversified Value Fund limits the percentage of assets that may be invested in “foreign securities,” the Diversified Value Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

ABOUT THE INVESTMENT ADVISER AND SUBADVISER

MML Advisers, a Delaware limited liability company, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, is the Diversified Value Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of MassMutual. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of September 30, 2017, MML Advisers had assets under management of approximately $45.4 billion.

MML Advisers contracts with Brandywine Global and T. Rowe Price to help manage the Diversified Value Fund. MML Advisers will be paid an investment management fee of 0.50% on the first $400 million and 0.475% on any excess over $400 million of the Diversified Value Fund’s average daily net assets. For the fiscal year ended September 30, 2017, the Diversified Value Fund paid MML Advisers an investment management fee of 0.50% of the Diversified Value Fund’s average daily net assets.

Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee the Diversified Value Fund’s subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to the subadvisers. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Diversified Value Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Diversified Value Fund. MML Advisers is also responsible for determining the allocation of portfolio assets and/or cash flows between Brandywine Global and T. Rowe Price.

A discussion regarding the basis for the Board of Trustees approving the investment advisory contracts of the Diversified Value Fund is available in the Fund’s annual report to shareholders dated September 30, 2016.

The Diversified Value Fund also pays MML Advisers an administrative and shareholder services fee to compensate it for providing general administrative services to the Fund and for providing or causing to be provided ongoing shareholder servicing to direct and indirect investors in the Fund. MML Advisers pays substantially all of the fee to MassMutual in respect of shareholder servicing and investor recordkeeping services provided by it, or another entity with whom MassMutual has contracted. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Diversified Value Fund separately, and is paid at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee for each applicable share class of the Diversified Value Fund is 0.10% for Class R5 shares; 0.15% for Service Class shares; 0.15% for Administrative Class shares; 0.15% for Class A shares; 0.20% for Class R4 shares; and 0.20% for Class R3 shares. Class I shares do not pay any administrative and shareholder services fee.

Brandywine Global, located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, manages a portion of the portfolio of the Diversified Value Fund. Brandywine Global is a wholly-owned, independently operated subsidiary of Legg Mason, Inc. and has been managing assets since 1986. As of September 30, 2017, Brandywine Global managed approximately $74.8 billion in assets.

Joseph J. Kirby

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Kirby is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity strategy. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992-1994).

Henry F. Otto

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Otto, Managing Director and Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm’s Executive Board.

Steven M. Tonkovich

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Tonkovich, Managing Director and Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich is a member of the firm’s Executive Board.

T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2017, T. Rowe Price and its affiliates had approximately $948 billion in assets under management.

John D. Linehan, CFA

is the portfolio manager of a portion of the Diversified Value Fund. Mr. Linehan, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Portfolio

Manager for T. Rowe Price. Mr. Linehan joined T. Rowe Price in 1998 and has 25 years of investment experience. During the past five years, he has served as a portfolio manager and the head of U.S. Equity for T. Rowe Price.

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Diversified Value Fund.

MML Advisers has received exemptive relief from the SEC to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust, including the Diversified Value Fund, from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to the Diversified Value Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser.

Other Information

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Diversified Value Fund, plus interest and the Official Committee’s court costs, is approximately $1,621,800.

In addition, on June 2, 2011, the Diversified Value Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Diversified Value Fund cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s NAV depending on the net assets of the Fund at the time of such judgment or settlement.

ABOUT THE CLASSES OF SHARES – I, R5, SERVICE, ADMINISTRATIVE, A, R4, AND R3 SHARES

The Diversified Value Fund offers seven Classes of shares. The only differences among the various Classes are that (a) each Class is subject to different expenses specific to that Class, including any expenses under a Rule 12b-1 Plan and administrative and shareholder service expenses; (b) each Class has a different Class designation;

(c) each Class has exclusive voting rights with respect to matters solely affecting such Class; and (d) each Class has different exchange privileges. Not all of the Classes of the Diversified Value Fund are available in every state.

Shares of all Classes, except Class I shares, are subject to an administrative and shareholder services fee described above under “About the Investment Adviser and Subadviser.” In addition, Class A, Class R3, and Class R4 shares are subject to servicing or distribution fees paid under a Rule 12b-1 Plan. Class A, Administrative Class, and Service Class shares are subject to an additional supplemental shareholder services fee, described under “Distribution Plans, Shareholder Servicing, and Payments to Intermediaries,” below. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share Class, see the “Financial Highlights” tables below. Investors may receive different levels of service in connection with investments in different Classes of shares, and intermediaries may receive different levels of compensation in connection with each share Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Class I, Class R5, Service Class, and Administrative Class shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class A, Class R4, and Class R3 shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions. All Classes of shares are available for purchase by insurance company separate investment accounts, qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, non-qualified deferred compensation plans, and other institutional investors.

Mutual funds and collective trust funds may purchase Class I, Class R5, and Service Class shares. Class A, Class R3, Class R4, and Class R5 shares may be purchased by voluntary employees’ beneficiary associations described in Code Section 501(c)(9). Class A shares of the Diversified Value Fund may be purchased by individual retirement accounts described in Code Section 408.

Additional Information.

A plan or institutional investor will be permitted to purchase shares of a class based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable. A financial intermediary may, by agreement with the Distributor or MassMutual, make available to its clients shares of one class or a limited number of classes of the Diversified Value Fund. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.

Eligible purchasers must generally have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class A, Class R4, and Class R3 shares.

Class A shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children, and siblings) of the Select Funds, MassMutual, and its affiliates and retirement plans established by them for their employees.

SALES CHARGES BY CLASS

Initial Sales Charges

Class A shares are sold at their offering price, which is normally net asset value (“NAV”) plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Diversified Value Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) /Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	Sales Charge
Less than $25,000	5.75%/ 6.10%/ 4.75%
$25,000-$49,999	5.50%/ 5.82%/ 4.75%
$50,000-$99,999	4.75%/ 4.99%/ 4.00%
$100,000-$249,999	3.75%/ 3.90%/ 3.00%
$250,000-$499,999	2.50%/ 2.56%/ 2.00%
$500,000-$999,999	2.00%/ 2.04%/ 1.60%
$1,000,000 or more	None/ None/ 1.00%

A reduced sales charge may be obtained for Class A shares under the Select Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers, and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Select Funds subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Select Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Select Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Select Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Select Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request).

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Diversified Value Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Diversified Value Fund for shares of any other Select Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of a Select Fund by exchanging shares of another Select Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired fund.

SALES CHARGE WAIVERS BY CLASS

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Select Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Diversified Value Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families[1]”) of the Diversified Value Fund, MassMutual, and its affiliates.

•	Shares sold to a portfolio manager of the Diversified Value Fund.

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Diversified Value Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families[1]”) of the Diversified Value Fund, MassMutual, and its affiliates.

1 The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

•	Shares sold to a present or former portfolio manager of the Diversified Value Fund.

DISTRIBUTION PLANS, SHAREHOLDER SERVICING, AND PAYMENTS TO INTERMEDIARIES

Shares of all classes of the Diversified Value Fund, other than Class A shares, are sold without a front-end sales charge, and none of the Fund’s shares are subject to a deferred sales charge. Class A shares are sold at NAV per share plus an initial sales charge.

Rule 12b-1 fees. The Diversified Value Fund has adopted a Rule 12b-1 Plan for its Class A, Class R3, and Class R4 shares. Under the Plan, the Diversified Value Fund may make payments at an annual rate of up to 0.25% of the average daily net assets attributable to its Class A shares and Class R4 shares, and up to 0.50% of the average daily net assets attributable to its Class R3 shares. The plan is a compensation plan, under which the Diversified Value Fund makes payments to the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Diversified Value Fund’s Class A, Class R3, and Class R4 assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class A, Class R3, and Class R4 shares share in the expense of Rule 12b-1 fees paid by those classes. The Diversified Value Fund may pay distribution fees and other amounts described in this Prospectus/Information Statement at a time when shares of the Fund are unavailable for purchase.

Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from the Diversified Value Fund, as described above under “About the Investment Adviser and Subadviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Fund. In addition, the Diversified Value Fund makes payments to MassMutual under a Supplemental Shareholder Services Agreement with respect to its Class A shares, Administrative Class shares, and Service Class shares, based on the average daily net assets attributable to the share classes, at an annual rate of 0.15% for Class A shares and Administrative Class shares and 0.05% for Service Class shares.

Payments to Intermediaries

Payment for recordkeeping services (MassMutual). MassMutual provides recordkeeping services and other shareholder services to retirement plans and other employee benefit plans. Each plan agrees to a level of service to be provided by MassMutual, and specifies the funds and share classes of the funds that will be offered to plan participants. Plans typically select the share classes with the intention of ensuring that MassMutual will receive a level of compensation, from the Rule 12b-1 fees and shareholder servicing payments made with respect to those share classes, sufficient to compensate MassMutual for the recordkeeping services the plans desire. All amounts retained by MassMutual from Rule 12b-1 fees and shareholder service fees paid by the Diversified Value Fund are intended as compensation to MassMutual for recordkeeping services provided by it.

Other payments. The Distributor and MassMutual may make payments to financial intermediaries for distribution and/or shareholder services provided by them. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Diversified Value Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The Distributor and MassMutual may retain a portion of the Rule 12b-1 payments and/or shareholder servicing payments received by them, or they may pay the full amount to intermediaries. Rule 12b-1 fees may be paid to financial intermediaries in advance for the first year after Class A, Class R4, and Class R3 shares are sold. After the first year, those fees will be paid on a quarterly basis.

The compensation paid to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the fund. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

Additional information. The Distributor may directly, or through an affiliate, pay a sales concession of up to 1.00% of the purchase price of Service Class, Administrative Class, Class A, Class R4, and Class R3 shares to broker-dealers or other financial intermediaries at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale, including any advance of Rule 12b-1 service fees or shareholder service fees, may not be more than 1.00% of the purchase price.

In addition to the various payments described above, MML Advisers in its discretion may directly, or through an affiliate, pay up to 0.35% of the amount invested to MassMutual or other intermediaries who provide services on behalf of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares. This compensation is paid by MML Advisers from its own assets. The payments on account of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be based on criteria established by MML Advisers. In the event that amounts paid by the Diversified Value Fund to MML Advisers as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class I, Class R5, Service Class, or Administrative Class shares, the Fund has adopted a Rule 12b-1 Plan authorizing such payments. No additional fees are paid by the Diversified Value Fund under this plan. Annual compensation paid on account of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be paid quarterly, in arrears.

The Distributor, MML Advisers, or MassMutual may also directly, or through an affiliate, make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Diversified Value Fund or certain of MassMutual’s variable annuity contracts for which the Fund is an underlying investment option. This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Diversified Value Fund, such as educational seminars and training or pricing services.

In some instances, compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Diversified Value Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Diversified Value Fund or any contract using the Fund as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

BUYING, REDEEMING, AND EXCHANGING SHARES

The Diversified Value Fund sells its shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Diversified Value Fund has authorized one or more broker-dealers or other intermediaries to receive purchase orders on its behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Diversified Value Fund’s behalf. Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on the Diversified Value Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Fund. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Diversified Value Fund will suspend selling it shares during any period when the determination of NAV is suspended. The Diversified Value Fund can reject any purchase order and can suspend purchases if it believes it is in its best interest.

The Diversified Value Fund has authorized one or more broker-dealers or other intermediaries to receive redemption requests on its behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Diversified Value Fund’s behalf. The Diversified Value Fund redeems its shares at their next NAV computed after your redemption request is received by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on the Diversified Value Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Fund. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Diversified Value Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

Risk of Substantial Redemptions. If substantial numbers of shares in the Diversified Value Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Diversified Value Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of the Diversified Value Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Diversified Value Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Generally, you can exchange shares of the Diversified Value Fund for the same class of shares of another Select Fund (except for certain Select Funds). An exchange is treated as a sale of shares in one fund and a purchase of shares in another fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. Exchange requests involving a purchase into any Select Fund (except the MassMutual Select Strategic Bond Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same Select Fund within the last 60 days. This restriction does not apply to rebalancing trades executed by any of the MassMutual RetireSMARTSM Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange programs, and dividend exchange programs. If you place an order to exchange shares of one fund for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the fund’s next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the funds.

Exchanges

Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Select Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:

•	you have engaged in excessive trading;

•	a fund receives or expects simultaneous orders affecting significant portions of the fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the fund would be unable to invest the funds effectively based on its investment objectives and policies or if the fund would be adversely affected.

The Select Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Select Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Select Funds do not accept orders or price their shares. As a result, the NAV of a fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of the Diversified Value Fund through an agreement with MML Advisers, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good form” as described in your agreement.

COST BASIS REPORTING

In the case of individuals holding shares in the Diversified Value Fund directly, upon the redemption or exchange of shares in the Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. Please contact the Diversified Value Fund by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

FREQUENT TRADING POLICIES

Purchases and exchanges of shares of the Diversified Value Fund should be made for investment purposes only. The Diversified Value Fund discourages, and does not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Diversified Value Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

The Trustees, on behalf of the Diversified Value Fund, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in excessive trading and/or market timing trading activities. MML Advisers monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Diversified Value Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.

Omnibus Account Limitations. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. Not all omnibus accounts apply the policies and procedures adopted by the Diversified Value Fund and MML Advisers. Some omnibus accounts, including accounts traded on certain of MassMutual’s retirement platforms, may have different or less restrictive policies and procedures regarding frequent trading, or no trading restrictions at all. If you hold your Diversified Value Fund shares through an omnibus account, including accounts traded on certain of MassMutual’s retirement platforms, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Diversified Value Fund’s ability to identify and deter excessive trading and/or market timing activities through omnibus accounts is limited, and the Fund’s success in accomplishing the objectives of the policies concerning frequent trading of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. Because the Diversified Value Fund receives these orders on an aggregated basis and because the omnibus accounts may trade with numerous fund families with differing frequent trading policies, the Fund is limited in its ability to identify or deter those individuals or entities that may be engaging in excessive trading and/or market timing activities. While the Diversified Value Fund and MML Advisers encourage those financial intermediaries to apply the Fund’s policies to their customers who invest indirectly in the Fund, the Fund and MML Advisers may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Fund’s policies, since individual trades in omnibus accounts are often not disclosed to the Fund. While the Diversified Value Fund will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Diversified Value Fund, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Fund that appropriate action has been taken to limit any excessive trading and/or market timing activity.

DETERMINING NET ASSET VALUE

The NAV of the Diversified Value Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. The Diversified Value Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Diversified Value Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, the Diversified Value Fund’s NAV generally is not calculated and the Funds does not anticipate accepting buy or sell orders. However, the value of the Diversified Value Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Diversified Value Fund’s Valuation Committee in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Diversified Value Fund to a significant extent. The value determined for an investment using the Diversified Value Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Diversified Value Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Diversified Value Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Diversified Value Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next Business Day. The Diversified Value Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Diversified Value Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its NAV. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Diversified Value Fund’s valuation methods are also described in the SAI.

TAXATION AND DISTRIBUTIONS

The Diversified Value Fund (for purposes of this section, also referred to as the “Fund”) intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Diversified Value Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, the Diversified Value Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax advantaged plan investors, may be eligible for preferential Federal income tax treatment on distributions received from the Diversified Value Fund and dispositions of Fund shares. This Prospectus/Information Statement does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Diversified Value Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of the Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long the Diversified Value Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of the Diversified Value Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends (relating to gains from the sale of capital assets held by the Diversified Value Fund for more than one year) are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by the Diversified Value Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from real estate investment trusts generally do not qualify as qualified dividend income.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Diversified Value Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Diversified Value Fund.

The nature of a fund’s distributions will be affected by its investment strategies. A fund whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

The Diversified Value Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). The Diversified Value Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For the Diversified Value Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the Diversified Value Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.

Any gain resulting from an exchange or redemption of an investor’s shares in the Diversified Value Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of the Diversified Value Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

The Diversified Value Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Diversified Value Fund’s yield on those securities would be decreased. Shareholders of the Diversified Value Fund generally will not be entitled to claim a credit or deduction with respect to such foreign taxes.

In addition, the Diversified Value Fund’s investments in foreign securities, fixed income securities, derivatives, or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Certain of the Diversified Value Fund’s investments, including certain debt instruments, could cause the Fund to recognize taxable income in excess of the cash generated by such investments; the Diversified Value Fund could be required to liquidate other investments, including when not otherwise advantageous to do so, in order to make required distributions.

Distributions by the Diversified Value Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the regulated investment company generally are not subject to withholding of U.S. federal income tax. Distributions by the Diversified Value Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Diversified Value Fund shares.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Diversified Value Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Direct investment in commodities and certain commodities-related investments generally do not, under published IRS guidance, produce qualifying income.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in the Diversified Value Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Diversified Value Fund shares held through tax-advantaged retirement plans.

INDEX DESCRIPTION

The Russell 1000 Value Index measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MASSMUTUAL SELECT FUNDS

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

Learning More about the Diversified Value Fund

You can learn more about the Diversified Value Fund by reading the Fund’s Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Diversified Value Fund or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Diversified Value Fund’s performance during the period covered by the Report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Diversified Value Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus/Information Statement and is therefore legally considered a part of this Prospectus/Information Statement.

How to Obtain Information

From MassMutual Select Funds: You may request information about the Diversified Value Fund free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC: You may review and copy information about the Diversified Value Fund (including the Annual/Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s Public Reference Room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Diversified Value Fund from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Diversified Value Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-8274.

Appendix B

FINANCIAL HIGHLIGHTS FOR MASSMUTUAL SELECT LARGE CAP VALUE FUND AND MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Past performance is not necessarily an indication of future results. The historical information presented below also includes periods during which both the Large Cap Value Fund and the Diversified Value Fund were managed under different portfolio managers. Other than the six months ended March 31, 2017, this information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MassMutual Select Large Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$7.22	$0.08	$0.72	$0.80	$(0.19)	$(0.37)	$(0.56)	$7.46	11.48%[b]	$51,153	0.72%[a]	0.63%[a]	2.18%[a]
9/30/16	7.57	0.16	0.61	0.77	(0.22)	(0.90)	(1.12)	7.22	11.10%	48,768	0.70%	0.63%	2.31%
9/30/15[i]	8.29	0.12	(0.78)	(0.66)	-	(0.06)	(0.06)	7.57	(7.94%)[b]	59,771	0.67%[a]	0.63%[a]	1.96%[a]
12/31/14[h]	9.64	0.15	0.08	0.23	(0.29)	(1.29)	(1.58)	8.29	3.05%[b]	148,996	0.64%[a]	0.63%[a]	2.09%[a]

Class R5
3/31/17[r]	$7.23	$0.08	$0.73	$0.81	$(0.19)	$(0.37)	$(0.56)	$7.48	11.34%[b]	$97,536	0.82%[a]	0.73%[a]	2.08%[a]
9/30/16	7.58	0.16	0.60	0.76	(0.21)	(0.90)	(1.11)	7.23	10.91%	89,202	0.80%	0.73%	2.19%
9/30/15[i]	8.30	0.12	(0.78)	(0.66)	-	(0.06)	(0.06)	7.58	(7.92%)[b]	123,464	0.77%[a]	0.73%[a]	1.91%[a]
12/31/14	9.48	0.28	0.11	0.39	(0.28)	(1.29)	(1.57)	8.30	4.73%	172,533	0.75%	0.74%	2.92%
12/31/13	7.82	0.21	2.21	2.42	(0.25)	(0.51)	(0.76)	9.48	31.24%	337,852	0.77%	0.75%	2.33%
12/31/12	10.08	0.18	0.96	1.14	(0.17)	(3.23)	(3.40)	7.82	11.22%	336,198	0.77%	0.77%[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	(0.08)	10.08	(4.15%)	309,422	0.77%	N/A	1.00%

Service Class
3/31/17[r]	$7.24	$0.08	$0.72	$0.80	$(0.16)	$(0.37)	$(0.53)	$7.51	11.27%[b]	$3,044	0.92%[a]	0.83%[a]	2.08%[a]
9/30/16	7.59	0.15	0.61	0.76	(0.21)	(0.90)	(1.11)	7.24	10.78%	4,159	0.90%	0.83%	2.11%
9/30/15[i]	8.32	0.11	(0.78)	(0.67)	-	(0.06)	(0.06)	7.59	(8.03%)[b]	9,543	0.87%[a]	0.83%[a]	1.76%[a]
12/31/14	9.49	0.27	0.11	0.38	(0.26)	(1.29)	(1.55)	8.32	4.59%	13,470	0.85%	0.83%	2.81%
12/31/13	7.83	0.20	2.21	2.41	(0.24)	(0.51)	(0.75)	9.49	31.11%	34,719	0.86%	0.84%	2.23%
12/31/12	10.07	0.15	0.99	1.14	(0.15)	(3.23)	(3.38)	7.83	11.22%	26,190	0.86%	0.86%[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	(0.07)	10.07	(4.34%)	65,751	0.86%	N/A	0.91%

Administrative Class
3/31/17[r]	$7.20	$0.07	$0.73	$0.80	$(0.17)	$(0.37)	$(0.54)	$7.46	11.28%[b]	$12,485	1.02%[a]	0.93%[a]	1.88%[a]
9/30/16	7.55	0.14	0.60	0.74	(0.19)	(0.90)	(1.09)	7.20	10.61%	11,292	1.00%	0.93%	1.99%
9/30/15[i]	8.27	0.10	(0.76)	(0.66)	-	(0.06)	(0.06)	7.55	(7.95%)[b]	15,634	0.97%[a]	0.93%[a]	1.70%[a]
12/31/14	9.46	0.24	0.12	0.36	(0.26)	(1.29)	(1.55)	8.27	4.42%	25,165	0.96%	0.94%	2.48%
12/31/13	7.80	0.19	2.20	2.39	(0.22)	(0.51)	(0.73)	9.46	30.99%	29,046	1.01%	0.99%	2.08%
12/31/12	10.06	0.14	0.97	1.11	(0.14)	(3.23)	(3.37)	7.80	10.93%	41,924	1.01%	1.01%[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	(0.05)	10.06	(4.37%)	48,977	1.01%	N/A	0.77%

MassMutual Select Large Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class A
3/31/17[r]	$7.18	$0.06	$0.72	$0.78	$(0.15)	$(0.37)	$(0.52)	$7.44	11.02%[b]	$25,913	1.27%[a]	1.18%[a]	1.64%[a]
9/30/16	7.52	0.12	0.61	0.73	(0.17)	(0.90)	(1.07)	7.18	10.45%	26,732	1.25%	1.18%	1.74%
9/30/15[i]	8.26	0.09	(0.77)	(0.68)	-	(0.06)	(0.06)	7.52	(8.21%)[b]	33,802	1.22%[a]	1.18%[a]	1.44%[a]
12/31/14	9.44	0.21	0.13	0.34	(0.23)	(1.29)	(1.52)	8.26	4.22%	50,363	1.21%	1.19%	2.24%
12/31/13	7.79	0.17	2.18	2.35	(0.19)	(0.51)	(0.70)	9.44	30.53%	65,907	1.26%	1.24%	1.84%
12/31/12	10.03	0.11	0.98	1.09	(0.10)	(3.23)	(3.33)	7.79	10.77%	69,701	1.26%	1.26%[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	(0.01)	10.03	(4.70%)	104,872	1.26%	N/A	0.51%

Class R4
3/31/17[r]	$7.15	$0.06	$0.72	$0.78	$(0.18)	$(0.37)	$(0.55)	$7.38	11.27%[b]	$505	1.17%[a]	1.08%[a]	1.75%[a]
9/30/16	7.50	0.13	0.61	0.74	(0.19)	(0.90)	(1.09)	7.15	10.64%	89	1.15%	1.08%	1.85%
9/30/15[i]	8.24	0.10	(0.78)	(0.68)	-	(0.06)	(0.06)	7.50	(8.23%)[b]	94	1.12%[a]	1.08%[a]	1.57%[a]
12/31/14[h]	9.59	0.12	0.08	0.20	(0.26)	(1.29)	(1.55)	8.24	2.71%[b]	103	1.09%[a]	1.08%[a]	1.68%[a]

Class R3
3/31/17[r]	$7.02	$0.05	$0.71	$0.76	$(0.13)	$(0.37)	$(0.50)	$7.28	11.03%[b]	$49	1.42%[a]	1.33%[a]	1.51%[a]
9/30/16	7.38	0.11	0.59	0.70	(0.16)	(0.90)	(1.06)	7.02	10.26%	51	1.40%	1.33%	1.56%
9/30/15[i]	8.12	0.08	(0.76)	(0.68)	-	(0.06)	(0.06)	7.38	(8.35%)[b]	79	1.37%[a]	1.33%[a]	1.31%[a]
12/31/14	9.30	0.19	0.14	0.33	(0.22)	(1.29)	(1.51)	8.12	4.10%	94	1.40%	1.38%	2.06%
12/31/13	7.68	0.14	2.16	2.30	(0.17)	(0.51)	(0.68)	9.30	30.27%	114	1.56%	1.54%	1.54%
12/31/12	9.93	0.07	0.97	1.04	(0.06)	(3.23)	(3.29)	7.68	10.32%	117	1.56%	1.56%[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	9.93	(4.89%)	434	1.55%	N/A	0.22%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	14%	8%	6%	50%	34%	107%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

MassMutual Select Diversified Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$14.90	$0.14	$1.64	$1.78	$(0.35)	$(0.63)	$(0.98)	$15.70	12.18%[b]	$286,248	0.57%[a]	1.79%[a]
9/30/16	13.64	0.27	1.20	1.47	(0.21)	-	(0.21)	14.90	10.89%	251,684	0.57%	1.90%
9/30/15[i]	14.86	0.18	(1.35)	(1.17)	(0.05)	-	(0.05)	13.64	(7.91%)[b]	75,827	0.58%[a]	1.66%[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	-	(0.30)	14.86	9.20%[b]	97,877	0.55%[a]	1.56%[a]
Class R5
3/31/17[r]	$14.90	$0.13	$1.64	$1.77	$(0.32)	$(0.63)	$(0.95)	$15.72	12.10%[b]	$46,627	0.67%[a]	1.70%[a]
9/30/16	13.64	0.28	1.18	1.46	(0.20)	-	(0.20)	14.90	10.78%	46,830	0.67%	2.00%
9/30/15[i]	14.87	0.17	(1.35)	(1.18)	(0.05)	-	(0.05)	13.64	(7.98%)[b]	207,187	0.68%[a]	1.58%[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	-	(0.28)	14.87	11.82%	235,941	0.63%	2.07%
12/31/13	10.21	0.19	3.32	3.51	(0.16)	-	(0.16)	13.56	34.40%	329,972	0.59%	1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	-	(0.24)	10.21	17.79%	245,589	0.59%	1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	-	(0.16)	8.87	1.37%	212,076	0.59%	1.79%
Service Class
3/31/17[r]	$14.90	$0.12	$1.64	$1.76	$(0.32)	$(0.63)	$(0.95)	$15.71	11.99%[b]	$12,860	0.77%[a]	1.57%[a]
9/30/16	13.63	0.25	1.21	1.46	(0.19)	-	(0.19)	14.90	10.75%	8,656	0.77%	1.78%
9/30/15[i]	14.88	0.16	(1.36)	(1.20)	(0.05)	-	(0.05)	13.63	(8.11%)[b]	14,983	0.78%[a]	1.49%[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	-	(0.27)	14.88	11.72%	16,147	0.73%	1.76%
12/31/13	10.22	0.17	3.32	3.49	(0.14)	-	(0.14)	13.57	34.24%	21,780	0.69%	1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	-	(0.22)	10.22	17.74%	18,431	0.69%	1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	-	(0.15)	8.87	1.25%	23,925	0.69%	1.69%
Administrative Class
3/31/17[r]	$14.96	$0.11	$1.65	$1.76	$(0.31)	$(0.63)	$(0.94)	$15.78	11.96%[b]	$7,630	0.87%[a]	1.49%[a]
9/30/16	13.68	0.24	1.20	1.44	(0.16)	-	(0.16)	14.96	10.57%	6,903	0.87%	1.66%
9/30/15[i]	14.93	0.15	(1.35)	(1.20)	(0.05)	-	(0.05)	13.68	(8.08%)[b]	6,206	0.88%[a]	1.38%[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	-	(0.26)	14.93	11.52%	9,579	0.84%	1.69%
12/31/13	10.25	0.16	3.33	3.49	(0.11)	-	(0.11)	13.63	34.13%	7,905	0.80%	1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	-	(0.21)	10.25	17.53%	7,642	0.80%	1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	-	(0.12)	8.90	1.17%	9,809	0.80%	1.52%
Class A
3/31/17[r]	$14.85	$0.09	$1.65	$1.74	$(0.27)	$(0.63)	$(0.90)	$15.69	11.87%[b]	$17,687	1.12%[a]	1.24%[a]
9/30/16	13.58	0.20	1.20	1.40	(0.13)	-	(0.13)	14.85	10.33%	19,968	1.12%	1.43%
9/30/15[i]	14.86	0.13	(1.36)	(1.23)	(0.05)	-	(0.05)	13.58	(8.32%)[b]	20,926	1.13%[a]	1.14%[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	-	(0.21)	14.86	11.27%	23,963	1.10%	1.47%
12/31/13	10.20	0.13	3.31	3.44	(0.09)	-	(0.09)	13.55	33.78%	24,625	1.09%	1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	-	(0.19)	10.20	17.23%	24,405	1.09%	1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	-	(0.11)	8.86	0.83%	24,863	1.09%	1.26%
Class R4
3/31/17[r]	$14.81	$0.10	$1.64	$1.74	$(0.31)	$(0.63)	$(0.94)	$15.61	11.92%[b]	$958	1.02%[a]	1.33%[a]
9/30/16	13.57	0.22	1.18	1.40	(0.16)	-	(0.16)	14.81	10.38%	711	1.02%	1.57%
9/30/15i	14.83	0.14	(1.35)	(1.21)	(0.05)	-	(0.05)	13.57	(8.20%)[b]	279	1.03%[a]	1.26%[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	-	(0.25)	14.83	8.85%[b]	109	1.00%[a]	1.13%[a]
Class R3
3/31/17[r]	$14.83	$0.08	$1.63	$1.71	$(0.26)	$(0.63)	$(0.89)	$15.65	11.73%[b]	$1,903	1.27%[a]	1.09%[a]
9/30/16	13.62	0.19	1.19	1.38	(0.17)	-	(0.17)	14.83	10.17%	1,635	1.27%	1.36%
9/30/15[i]	14.91	0.12	(1.36)	(1.24)	(0.05)	-	(0.05)	13.62	(8.36%)[b]	247	1.28%[a]	1.06%[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	-	(0.19)	14.91	11.02%	194	1.28%	1.26%
12/31/13	10.25	0.09	3.33	3.42	(0.06)	-	(0.06)	13.61	33.35%	166	1.40%	0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	-	(0.15)	10.25	16.88%	131	1.40%	1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	-	(0.09)	8.90	0.63%	259	1.40%	0.98%

MassMutual Select Diversified Value Fund

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	27%	39%	29%	49%	44%	38%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

Exhibit 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [                ], 2017, by and between MassMutual Select Funds, a Massachusetts business trust (the “Trust”), on behalf of MassMutual Select Diversified Value Fund (the “Acquiring Fund”), and on behalf of MassMutual Select Large Cap Value Fund (the “Acquired Fund”), and, solely with respect to Section 9.2, MML Investment Advisers, LLC. The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for Class I Shares (the “Class I Acquisition Shares”), Class R5 Shares (the “Class R5 Acquisition Shares”), Class A Shares (the “Class A Acquisition Shares”), Class R4 Shares (the “Class R4 Acquisition Shares”), Service Class Shares (the “Service Class Acquisition Shares”), Administrative Class Shares (the “Administrative Class Acquisition Shares”) and Class R3 Shares (the “Class R3 Acquisition Shares,” and, together with the Class I Acquisition Shares, Class R5 Acquisition Shares, Class A Acquisition Shares, Class R4 Acquisition Shares, Service Class Acquisition Shares and Administrative Class Acquisition Shares, the “Acquiring Fund Shares”) of beneficial interest of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of the Acquiring Fund Shares pro rata to the Class I, Class R5, Class A, Class R4, Class R3, Service Class and Administrative Class shareholders of the Acquired Fund and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.	Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)	The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)

The Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund (1) the number of Class I Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class I shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2 (the “Class I Share Net Asset Value”), by (B) the net asset value of one Class I Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3; and (2) the number of Class R5 Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class R5 shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2 (the “Class R5 Share Net Asset Value”), by (B) the net asset value of one Class R5 Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3; and (3) the number of Class A Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class A shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2 (the “Class A Share Net Asset Value”),

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by (B) the net asset value of one Class A Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3; and (4) the number of Class R4 Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class R4 shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2 (the “Class R4 Share Net Asset Value”), by (B) the net asset value of one Class R4 Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3; and (5) the number of Service Class Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Service Class shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2 (the “Service Class Share Net Asset Value”), by (B) the net asset value of one Service Class Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3; and (6) the number of Administrative Class Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Administrative Class shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2 (the “Administrative Class Share Net Asset Value”), by (B) the net asset value of one Administrative Class Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3; and (7) the number of Class R3 Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class R3 shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2 (the “Class R3 Share Net Asset Value”), by (B) the net asset value of one Class R3 Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3; and (ii) assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)

Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its respective shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each Class I shareholder shall be entitled to receive that number of Class I Acquisition Shares equal to (i) the number of Class I shares of the Acquired Fund (the “Class I Acquired Fund Shares”) held by such shareholder divided by the number of such Class I shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class I Acquisition Shares distributable to Class I shareholders of the Acquired Fund. Each Class R5 shareholder shall be entitled to receive that number of Class R5 Acquisition Shares equal to (i) the number of Class R5 shares of the Acquired Fund (the “Class R5 Acquired Fund Shares”) held by such shareholder divided by the number of such Class R5 shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class R5 Acquisition Shares distributable to Class R5 shareholders of the Acquired Fund. Each Class A shareholder shall be entitled to receive that number of Class A Acquisition Shares equal to (i) the number of Class A shares of the Acquired Fund (the “Class A Acquired Fund Shares”) held by such shareholder divided by the number of such Class A shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares distributable to Class A shareholders of the Acquired Fund. Each Class R4 shareholder shall be entitled to receive that number of Class R4 Acquisition Shares equal to (i) the number of Class R4 shares of the Acquired Fund (the “Class R4 Acquired Fund Shares”) held by such shareholder divided by the number of such Class R4 shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class R4 Acquisition Shares distributable to Class R4 shareholders of the Acquired Fund. Each Service Class shareholder shall be entitled to receive that number of Service Class Acquisition Shares equal to the total of (i) the number of Service Class shares of the

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Acquired Fund (the “Service Class Acquired Fund Shares”) held by such shareholder divided by the number of such Service Class shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Service Class Acquisition Shares distributable to Service Class shareholders of the Acquired Fund. Each Administrative Class shareholder shall be entitled to receive that number of Administrative Class Acquisition Shares equal to the total of (i) the number of Administrative Class shares of the Acquired Fund (the “Administrative Class Acquired Fund Shares”) held by such shareholder divided by the number of such Administrative Class shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Administrative Class Acquisition Shares distributable to Administrative Class shareholders of the Acquired Fund. Each Class R3 shareholder shall be entitled to receive that number of Class R3 Acquisition Shares equal to the total of (i) the number of Class R3 shares of the Acquired Fund (the “Class R3 Acquired Fund Shares”) held by such shareholder divided by the number of such Class R3 shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class R3 Acquisition Shares distributable to Class R3 shareholders of the Acquired Fund.

1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.	As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute: (i) to its Class I shareholders of record the Class I Acquisition Shares received by the Acquired Fund, (ii) to its Class R5 shareholders of record the Class R5 Acquisition Shares received by the Acquired Fund, (iii) to its Class A shareholders of record the Class A Acquisition Shares received by the Acquired Fund, (iv) to its Class R4 shareholders of record the Class R4 Acquisition Shares received by the Acquired Fund, (v) to its Service Class shareholders of record the Service Class Acquisition Shares received by the Acquired Fund, (vi) to its Administrative Class shareholders of record the Administrative Class Acquisition Shares received by the Acquired Fund, and (vii) to its Class R3 shareholders of record the Class R3 Acquisition Shares received by the Acquired Fund, as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective numbers of Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.4.	With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

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1.6.	Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Trust, and, for clarity, under no circumstances will any other series of the Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.	VALUATION

2.1.	On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class I Acquisition Shares, Class R5 Acquisition Shares, Class A Acquisition Shares, Class R4 Acquisition Shares, Service Class Acquisition Shares, Administrative Class Acquisition Shares and Class R3 Acquisition Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.	The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then-current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Prospectus”).

2.3.	The net asset value of a Class I Acquisition Share, Class R5 Acquisition Share, Class A Acquisition Share, Class R4 Acquisition Share, Service Class Acquisition Share, Administrative Class Acquisition Share or Class R3 Acquisition Share shall be the net asset value per Class I, Class R5, Class A, Class R4, Service Class, Administrative Class or Class R3 share, respectively, computed with respect to that class as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s Agreement and Declaration of Trust and the Prospectus.

2.4.	The Valuation Date shall be 4:00 p.m. Eastern Time on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.	The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Class I Acquisition Shares received by it hereunder to its Class I shareholders as contemplated by Section 1.1., the Class R5 Acquisition Shares received by it hereunder to its Class R5 shareholders as contemplated by Section 1.1., the Class A Acquisition Shares received by it hereunder to its Class A shareholders as contemplated by Section 1.1., the Class R4 Acquisition Shares received by it hereunder to its Class R4 shareholders as contemplated by Section 1.1., the Service Class Acquisition Shares received by it hereunder to its Service Class shareholders as contemplated by Section 1.1., the Administrative Class Acquisition Shares received by it hereunder to its Administrative Class shareholders as contemplated by Section 1.1., and the Class R3 Acquisition Shares received by it hereunder to its Class R3 shareholders as contemplated by Section 1.1., by redelivering such share deposit receipt to the Trust’s transfer agent, which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.	The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

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2.7.	All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust and the Prospectus.

3.	CLOSING AND CLOSING DATE

3.1.	The Closing Date shall be January 29, 2018, or such other date to which the parties may agree. The Closing shall be held at the offices of MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut, 06082-1981, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.

3.2.	The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the custodian for the Acquiring Fund.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

3.4.	At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Trust, on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

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4.	REPRESENTATIONS AND WARRANTIES

4.1.	Representations and Warranties of the Trust, on behalf of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Agreement and Declaration of Trust of the Trust and the 1940 Act.

(c)	The Acquired Fund is not in violation in any material respect of any provision of the Trust’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The Trust’s Prospectus conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)	Except as otherwise disclosed to the Acquiring Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)

The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended September 30, 2016, audited by Deloitte & Touche LLP, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the

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ordinary course of its business since September 30, 2017. Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2017, whether or not incurred in the ordinary course of business.

(h)	Since September 30, 2017, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness. For purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)	The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, nor will it be liable for the taxable period ending on the Closing Date (after giving effect to the distributions described in Section 6.6) for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)	The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)

The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund are divided into Class I, Class R5, Class A, Class R4, Service Class, Administrative Class and Class R3 shares, each having the characteristics described in the Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund

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are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(n)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust (after making the determinations required pursuant to Rule 17a-8(a) under the 1940 Act) and by all other necessary trust action on the part of the Trust and the Acquired Fund, other than any shareholder approval as contemplated by Section 8.1 hereof, and, subject to any such shareholder approval; this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)	The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(p)	The information relating to the Acquired Fund furnished by the Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, if any, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(q)	As of the date of this Agreement, the Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the information statement of the Acquired Fund (the “Prospectus/Information Statement”), to be included in a Registration Statement on Form N-14 of the Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”), and the 1940 Act in connection with the meeting (or written consent, as permitted by Article V(4) of the Agreement and Declaration of Trust (“Written Consent”)) of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting (or Written Consent) of shareholders of the Acquired Fund, and the Closing Date, the Prospectus/Information Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(r)	There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Prospectus or in the Registration Statement.

(s)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), as applicable.

(t)	As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other

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assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its portfolio investments as of September 30, 2017, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after September 30, 2017, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)	The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(v)	To the best of the Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.	Representations and Warranties of the Trust, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure so to qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of this Agreement and Declaration of Trust of the Trust and the 1940 Act.

(c)	The Acquiring Fund is not in violation in any material respect of any provisions of the Trust’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)

Except as otherwise disclosed to the Acquired Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the

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Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)	The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for the fiscal year ended September 30, 2016, audited by Deloitte & Touche LLP, independent registered public accounting firm to the Acquiring Fund, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2017.

(g)	Since September 30, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For purposes of this subparagraph (g), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(h)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(i)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will be divided into Class I, Class R5, Class A, Class R4, Service Class, Administrative Class and Class R3 shares, each having the characteristics described in the Prospectus. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

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(j)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by all other necessary trust action on the part of the Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)	The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, if any, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)	As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Information Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)	There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Prospectus and the Registration Statement.

(n)	The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, or state securities or blue sky laws, as applicable.

5.	COVENANTS OF THE PARTIES.

5.1.	The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of shares, and regular and customary periodic dividends and distributions.

5.2.	The Trust will receive a Written Consent of Shareholder prior to the Closing Date for the purpose of approving the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with the Acquired Fund’s Written Consent referred to in Section 5.2, the Trust will prepare a Registration Statement and Prospectus/Information Statement, which the Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.

Each of the Trust, the Acquired Fund, and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement,

Exh-1-11

including the Prospectus/Information Statement. Without limiting the foregoing, the Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5.	As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust or the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which will be certified by the Trust’s President and Treasurer.

5.6.	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since September 30, 2017.

6.3.	The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Trust’s Agreement and Declaration of Trust or of investment restrictions disclosed in the Prospectus in effect on the Closing Date, may not properly acquire, and as of the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

6.4.	All proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.	The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis and holding periods in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis and holding periods as the Acquiring Fund may reasonably request. The Acquired Fund shall have delivered a copy of the tax books and records of the Acquired Fund, including but not limited to information necessary for purposes of preparing any tax returns, reports and information returns required by law to be filed by the Acquiring Fund after the Closing Date.

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6.6.	Prior to the Closing Date, the Trust, on behalf of the Acquired Fund, shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended September 30, 2017 and the short taxable year beginning October 1, 2017 and ending on the Closing Date (computed without regard to any deduction for dividends paid), and all of its net realized capital gain for its taxable year ended September 30, 2017 and the short taxable year beginning on October 1, 2017 and ending on the Closing Date (after reduction by any capital loss carryover).

6.7.	The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.8.	The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.9.	All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.10.	The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Trust has been formed and is validly existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the laws of The Commonwealth of Massachusetts, and the Acquired Fund is a separate series thereof duly established in accordance with the Agreement and Declaration of Trust and Bylaws of the Trust and applicable law.

(b)	This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)	The Acquired Fund has the power as a series of a business trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

Exh-1-13

(d)	The execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their obligations hereunder will not, violate the Trust’s Agreement and Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound.

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f)	Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Information Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(g)	The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.	All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Trust has been formed and is validly existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the laws of The Commonwealth of Massachusetts, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the Agreement and Declaration of Trust and the Bylaws of the Trust and applicable law.

Exh-1-14

(b)	This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Trust and the Acquiring Fund enforceable against the Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)	The execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Trust and the Acquiring Fund of their obligations hereunder will not, violate the Trust’s Agreement and Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which it is bound.

(d)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Information Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)	The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(g)	Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued, fully paid, and, except as set forth in the Prospectus, nonassessable Class I, Class R5, Class A, Class R4, Service Class, Administrative Class and Class R3 shares of beneficial interest in the Acquiring Fund.

(h)	The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Trust, the Acquiring Fund, and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement shall have been approved by a majority of the outstanding shares of the Acquired Fund if and to the extent required by applicable law, and the parties shall have received reasonable evidence of such approval.

8.2.	On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

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8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Trust, the Acquired Fund, or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund and the Acquiring Fund shall have received an opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be based on certain factual representations made by officers of the Select Funds and certain customary assumptions), satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	Under Sections 361 and 357 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(c)	Under Section 354 of the Code, the shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of their Acquired Fund shares for Acquiring Fund Shares.

(d)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares that an Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor.

(e)	Under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided the shareholder held such Acquired Fund shares as capital assets.

(f)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

(g)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in the second bullet.

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(h)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets received from the Acquired Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Acquired Fund.

(i)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the Acquiring Fund Shares it received.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1 and Section 8.5) may be waived by the Board of Trustees of the Trust, if, in the judgment of the Board of Trustees of the Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the interests of the shareholders of the Acquiring Fund.

9.	BROKERAGE FEES; EXPENSES.

9.1.	Each of the Trust, the Acquired Fund, and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.	Each Fund shall bear its own securities transaction costs in connection with the transactions contemplated by the Agreement. All other costs, including legal, proxy costs and audit and accounting expenses, will be borne by MML Investment Advisers, LLC.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.	The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.	TERMINATION

11.1.	This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund, prior to the Closing Date.

11.2.	In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)

With respect to a termination by the Acquired Fund, of a material breach by the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring

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Fund, of a material breach by the Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Fund at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.	If the transactions contemplated by this Agreement have not been substantially completed by March 1, 2018, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

11.4.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

11.5.	In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.	TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Trust.

14. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust, the Acquiring Fund or the Acquired Fund at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attn: Andrew Goldberg, Esq.

15.	MISCELLANEOUS.

15.1.	The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Exh-1-18

15.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.	A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust dated November 21, 2011, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Trust and the Acquiring Fund and Acquired Fund by the Trustees or officers of the Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund or Acquired Fund individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

MASSMUTUAL SELECT FUNDS
On behalf of MassMutual Select Diversified Value Fund

By:
Name:
Title:

MASSMUTUAL SELECT FUNDS
On behalf of MassMutual Select Large Cap Value Fund

By:
Name:
Title:

MML INVESTMENT ADVISERS, LLC
Solely with respect to Section 9.2

By:
Name:
Title:

Exh-1-19

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

NOVEMBER 24, 2017

This Statement of Additional Information (the “SAI”) relates to the Merger of the MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) into the MassMutual Select Diversified Value Fund (“Diversified Value Fund” and, together with the Large Cap Value Fund, the “Funds”) (the “Merger”). The Funds are separate series of MassMutual Select Funds (“Select Funds” or the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Information Statement dated November 24, 2017 (the “Prospectus/Information Statement”) of the Diversified Value Fund which relates to the Merger. As described in the Prospectus/Information Statement, the Merger would involve the transfer of all the assets of the Large Cap Value Fund in exchange for shares of the Diversified Value Fund and the assumption of all the liabilities of the Large Cap Value Fund. The Large Cap Value Fund would distribute the Diversified Value Fund shares it receives to its shareholders in complete liquidation of the Large Cap Value Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request and without charge by writing to the Trust at 100 Bright Meadow Blvd., Enfield, CT 06082-1981 or by calling toll-free at 1-888-309-3539.

TABLE OF CONTENTS

I.	Additional Information About MassMutual Select Large Cap Value Fund and MassMutual Select Diversified Value Fund	1

II.	Independent Registered Public Accounting Firm and Financial Statements	1

i

I. Additional Information about MassMutual Select Large Cap Value Fund and MassMutual Select Diversified Value Fund

The Statement of Additional Information for the Large Cap Value Fund and Diversified Value Fund is incorporated by reference to Post-Effective Amendment No. 93 to the Large Cap Value Fund and Diversified Value Fund’s Registration Statement Form N-1A (filed on January 31, 2017) (Registration Nos. 33-73824 and 811-8274).

II. Independent Registered Public Accounting Firm and Financial Statements

Deloitte & Touche LLP (“D&T”) is the independent registered public accounting firm for the Diversified Value Fund, providing audit services, tax return review, and other tax services and assistance in connection with the review of various SEC filings for the Fund. D&T is also the independent registered public accounting firm for the Large Cap Value Fund, providing audit services, tax return review, and other tax services and assistance in connection with the review of various SEC filings for the Fund. The following documents are incorporated by reference into this SAI: (i) the Report of Independent Registered Public Accounting Firm and financial statements included in each of the Diversified Value Fund’s and Large Cap Value Fund’s Annual Report for the fiscal year ended September 30, 2016, filed electronically with the SEC on November 28, 2016 (File No. 811-8274) and (ii) the unaudited financial statements included in each of the Diversified Value Fund’s and Large Cap Value Fund’s unaudited Semi-Annual Report for the six months ended March 31, 2017, filed electronically on May 26, 2017.

The financial highlights of the Diversified Value Fund and the Large Cap Value Fund for each of the years in the five year period ended September 30, 2016 included in the Prospectus/Information Statement and the audited financial statements of the Diversified Value Fund incorporated by reference into the Prospectus/Information Statement and this SAI and the audited financial statements for the Large Cap Value Fund incorporated by reference into the Prospectus/Information Statement and this SAI have been so included and incorporated in reliance upon the reports of D&T, given on their authority as experts in auditing and accounting.

1

MassMutual Select Large Cap Value Fund

and

MassMutual Select Diversified Value Fund

Proforma Combining Financial Statements

(Unaudited)

The accompanying unaudited proforma combining portfolio of investments and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of March 31, 2017 and the unaudited proforma combining statement of operations for the twelve months ended March 31, 2017 presents the results of operations of the Diversified Value Fund as if the combination with the Large Cap Value Fund had been consummated at April 1, 2016. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on April 1, 2016. These historical statements have been derived from the Diversified Value Fund’s and Large Cap Value Fund’s books and records utilized in calculating daily net asset value at March 31, 2017, and for the twelve-month period then ended.

The proforma statements give effect to the proposed transfer of all of the assets of the Large Cap Value Fund to the Diversified Value Fund in exchange for the assumption by Diversified Value Fund of all of the liabilities of the Large Cap Value Fund and for a number of the Diversified Value Fund’s shares equal in value to the value of the net assets of the Large Cap Value Fund transferred to the Diversified Value Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Diversified Value Fund for pre-combination periods will not be restated.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of the Diversified Value Fund and the Large Cap Value Fund incorporated by reference in this SAI.

2

MassMutual Select Diversified Value Fund

Notes to Proforma Combining Financial Statements

(Unaudited)

March 31, 2017

1.	The Fund

The MassMutual Select Diversified Value Fund (“Diversified Value Fund”), a series of the MassMutual Select Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Diversified Value Fund has seven classes of shares: Classes I, R5, A, R4, R3, Service Class, and Administrative Class. The classes of shares are offered to different types of investors, as outlined in the Prospectus/Information Statement. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time.

2.	Basis of Combination

On September 14, 2017 the Board of Trustees of the MassMutual Select Funds (“Board”) approved a proposed Agreement and Plan of Reorganization (the “Reorganization”). The Reorganization contemplates the transfer of all assets of the MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) to the Diversified Value Fund and assumption by the Diversified Value Fund of all of the liabilities of the Large Cap Value Fund in exchange for shares of the Diversified Value Fund having an aggregate value equal to the assets and liabilities of the Large Cap Value Fund. The Reorganization provides for the complete liquidation of the Large Cap Value Fund. The Reorganization is subject to Large Cap Value Fund shareholder approval. The majority shareholder of the Large Cap Value Fund is expected to approve the Reorganization by way of executing a consent on or about January 24, 2018. It is expected that the Diversified Value Fund will be the accounting successor in the Reorganization; therefore, its historical performance would carry over to the combined Fund for accounting purposes after the Reorganization.

The Reorganization will be accounted for as a tax free reorganization of investment companies. The estimated Reorganization costs, consisting of legal, proxy costs, and audit and accounting expenses are expected to be approximately $215,000 and will be borne by MML Advisers. It is currently anticipated that approximately 60% of the Large Cap Value Fund’s assets will be sold in connection with the Reorganization. The repositioning of securities following the reorganization is expected to result in brokerage expenses to the combined Fund of approximately $34,591. It is currently anticipated that the disposition of securities following the Reorganization is expected to result in capital gains to combined Fund of approximately $18,052,391 ($0.72 per share). These costs will be recognized on the Diversified Value Fund as the related transactions will not take place until after the Reorganization. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 1, 2016. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Large Cap Value and Diversified Value Funds at March 31, 2017. The unaudited pro forma statement of operations reflects the results of operations of the Large Cap Value and Diversified Value Funds for the twelve months ended March 31, 2017. These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for the Large Cap Value and Diversified Value Funds under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Diversified Value Fund for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the SAI for the Trust.

3

3.	Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Board may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

4

reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

5

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

As of March 31, 2017, the Funds’ long-term investments were categorized as either Level 1 or Level 2.

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2017. The Funds recognize transfers between the Levels as of the beginning of the year.

The following is the aggregate value by input level, as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Large Cap Value Fund

Asset Investments

Common Stock	$180,755,429	$2,091,176	$-	$182,846,605

Mutual Funds	5,774,344	-	-	5,774,344

Short-Term Investments	-	10,010,156	-	10,010,156

Total Investments	$186,529,773	$12,101,332	$-	$198,631,105

6

The following is the aggregate value by input level, as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Diversified Value Fund

Asset Investments

Common Stock	$368,147,647	$-	$-	$368,147,647

Mutual Funds	1,183,882	-	-	1,183,882

Short-Term Investments	-	9,264,078	-	9,264,078

Total Investments	$369,331,529	$9,264,078	$-	$378,595,607

The following is the aggregate value by input level, as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Combined Pro Forma

Asset Investments

Common Stock	$548,903,076	$2,091,176	$-	$550,994,252

Mutual Funds	6,958,226	-	-	6,958,226

Short-Term Investments	-	19,274,234	-	19,274,234

Total Investments	$555,861,302	$21,365,410	$-	$577,226,712

4.	Capital Shares

The unaudited pro forma net asset value per share assumes retired shares of beneficial interest in connection with the proposed acquisition of the Large Cap Value Fund by the Diversified Value Fund as of March 31, 2017. The number of retired shares was calculated by dividing the net asset value of each Class of the Large Cap Value Fund by the respective Class net asset value per share of the Diversified Value Fund.

5.	Use of Estimates

The preparation of the pro forma financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.	Federal Income Tax

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). After the acquisition, the Diversified Value Fund intends to continue to comply with the provisions of subchapter M of the Code, applicable to a regulated investment company. Under such provisions, the Diversified Value Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent such income and capital gains are distributed or deemed to have been distributed to its shareholders.

7

Pro Forma Portfolio of Investments (Unaudited)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
EQUITIES – 98.8%
COMMON STOCK – 97.6%
Basic Materials – 2.2%
Chemicals – 1.9%
Ashland Global Holdings, Inc.	1,600	$198,096	-	$-	1,600	$198,096
BASF SE Sponsored ADR (Germany)*	-	-	8,481	841,103	8,481	841,103
Celanese Corp. Series A*	4,100	368,385	14,600	1,311,810	18,700	1,680,195
The Dow Chemical Co.*	-	-	12,000	762,480	12,000	762,480
E.I. du Pont de Nemours & Co.*	26,054	2,092,918	32,300	2,594,659	58,354	4,687,577
Eastman Chemical Co.	4,200	339,360	-	-	4,200	339,360
Huntsman Corp.	7,000	171,780	-	-	7,000	171,780
LyondellBasell Industries NV Class A	14,700	1,340,493	-	-	14,700	1,340,493
The Mosaic Co.	10,100	294,718	-	-	10,100	294,718
RPM International, Inc.	3,600	198,108	-	-	3,600	198,108
Westlake Chemical Corp.	3,800	250,990	-	-	3,800	250,990

		5,254,848		5,510,052		10,764,900

Forest Products & Paper – 0.1%
International Paper Co.	12,000	609,360	-	-	12,000	609,360

Iron & Steel – 0.2%
Carpenter Technology Corp.*	-	-	9,221	343,943	9,221	343,943
Nucor Corp.	8,200	489,704	-	-	8,200	489,704
Reliance Steel & Aluminum Co.	1,800	144,036	-	-	1,800	144,036
Steel Dynamics, Inc.	7,100	246,796	-	-	7,100	246,796

		880,536		343,943		1,224,479

		6,744,744		5,853,995		12,598,739

Communications – 7.3%
Advertising – 0.4%
Aimia, Inc.*	-	-	186,300	1,250,073	186,300	1,250,073
The Interpublic Group of Cos., Inc.	11,400	280,098	-	-	11,400	280,098
Omnicom Group, Inc.	6,500	560,365	-	-	6,500	560,365

		840,463		1,250,073		2,090,536

Internet – 0.5%
CDW Corp.	4,600	265,466	-	-	4,600	265,466
eBay, Inc.(a)	31,600	1,060,812	-	-	31,600	1,060,812
Symantec Corp.	44,947	1,378,974	-	-	44,947	1,378,974

		2,705,252		-		2,705,252

Media – 2.8%
CBS Corp. Class B	11,000	762,960	-	-	11,000	762,960
Comcast Corp. Class A	80,264	3,017,124	-	-	80,264	3,017,124

8

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Discovery Communications, Inc. Class A (a)	4,100	$119,269	-	$-	4,100	$119,269
News Corp. Class A	11,100	144,300	-	-	11,100	144,300
Scripps Networks Interactive Class A	2,500	195,925	-	-	2,500	195,925
Time Warner, Inc.	37,400	3,654,354	13,100	1,280,001	50,500	4,934,355
Twenty-First Century Fox, Inc. Class A	30,500	987,895	-	-	30,500	987,895
Viacom, Inc. Class B	10,100	470,862	-	-	10,100	470,862
The Walt Disney Co.	43,800	4,966,482	-	-	43,800	4,966,482

		14,319,171		1,280,001		15,599,172

Telecommunications – 3.6%
ARRIS International PLC(a)*	-	-	30,400	804,080	30,400	804,080
AT&T, Inc.*	-	-	48,808	2,027,972	48,808	2,027,972
Cisco Systems, Inc.	216,901	7,331,254	32,500	1,098,500	249,401	8,429,754
Juniper Networks, Inc.	11,100	308,913	-	-	11,100	308,913
Motorola Solutions, Inc.	4,500	387,990	-	-	4,500	387,990
Verizon Communications, Inc.*	88,274	4,303,357	57,469	2,801,614	145,743	7,104,971
Vodafone Group PLC Sponsored ADR (United Kingdom)	42,865	1,132,922	13,672	361,351	56,537	1,494,273

		13,464,436		7,093,517		20,557,953

		31,329,322		9,623,591		40,952,913

Consumer, Cyclical – 7.8%
Airlines – 1.0%
Alaska Air Group, Inc.	3,400	313,548	-	-	3,400	313,548
American Airlines Group, Inc.	14,700	621,810	-	-	14,700	621,810
Delta Air Lines, Inc.	21,200	974,352	-	-	21,200	974,352
Southwest Airlines Co.*	17,800	956,928	37,449	2,013,258	55,249	2,970,186
United Continental Holdings, Inc. (a)	8,700	614,568	-	-	8,700	614,568

		3,481,206		2,013,258		5,494,464

Auto Manufacturers – 0.4%
General Motors Co.	43,600	1,541,696	-	-	43,600	1,541,696
PACCAR, Inc.	10,200	685,440	-	-	10,200	685,440

		2,227,136		-		2,227,136

Auto Parts & Equipment – 0.4%
Adient PLC*	-	-	18,058	1,312,275	18,058	1,312,275
BorgWarner, Inc.	6,100	254,919	-	-	6,100	254,919
Delphi Automotive PLC	7,800	627,822	-	-	7,800	627,822
The Goodyear Tire & Rubber Co.	7,300	262,800	-	-	7,300	262,800
Lear Corp.	2,000	283,160	-	-	2,000	283,160

9

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
WABCO Holdings, Inc. (a)	1,500	$176,130	-	$-	1,500	$176,130

		1,604,831		1,312,275		2,917,106

Home Builders – 0.3%
Lennar Corp. Class B*	-	-	19,933	833,199	19,933	833,199
NVR, Inc. (a)	90	189,619	-	-	90	189,619
PulteGroup, Inc.	9,200	216,660	-	-	9,200	216,660
Thor Industries, Inc.	1,500	144,195	-	-	1,500	144,195
Toll Brothers, Inc. (a)	4,700	169,717	-	-	4,700	169,717

		720,191		833,199		1,553,390

Home Furnishing – 0.3%
Leggett & Platt, Inc.	3,700	186,184	-	-	3,700	186,184
Whirlpool Corp.*	1,900	325,527	8,000	1,370,640	9,900	1,696,167

		511,711		1,370,640		1,882,351

Housewares – 0.4%
Newell Brands, Inc.	34,066	1,606,893	-	-	34,066	1,606,893
Tupperware Brands Corp.*	-	-	14,771	926,437	14,771	926,437

		1,606,893		926,437		2,533,330

Leisure Time – 0.7%
Brunswick Corp.	2,600	159,120	-	-	2,600	159,120
Carnival Corp.	15,600	918,996	-	-	15,600	918,996
Harley-Davidson, Inc.	27,867	1,685,954	-	-	27,867	1,685,954
Norwegian Cruise Line Holdings Ltd. (a)	6,600	334,818	-	-	6,600	334,818
Royal Caribbean Cruises Ltd.	6,200	608,282	-	-	6,200	608,282

		3,707,170		-		3,707,170

Lodging – 0.1%
Hyatt Hotels Corp. Class A (a)	1,100	59,378	-	-	1,100	59,378
Wyndham Worldwide Corp.	3,100	261,299	-	-	3,100	261,299

		320,677		-		320,677

Retail – 4.1%
Advance Auto Parts, Inc.	10,138	1,503,060	-	-	10,138	1,503,060
Best Buy Co., Inc.	8,700	427,605	-	-	8,700	427,605
CarMax, Inc. (a)	5,400	319,788	-	-	5,400	319,788
CVS Health Corp.	22,026	1,729,041	-	-	22,026	1,729,041
Darden Restaurants, Inc.	3,400	284,478	-	-	3,400	284,478
Dick’s Sporting Goods, Inc.	2,500	121,650	-	-	2,500	121,650
Dollar General Corp.	20,848	1,453,731	-	-	20,848	1,453,731
Foot Locker, Inc.	3,800	284,278	-	-	3,800	284,278
The Gap, Inc.*	11,000	267,190	49,647	1,205,926	60,647	1,473,116
The Home Depot, Inc.*	-	-	7,900	1,159,957	7,900	1,159,957
Kohl’s Corp.	5,000	199,050	-	-	5,000	199,050

10

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Liberty Interactive Corp. QVC Group Class A (a)	65,007	$1,301,440	-	$-	65,007	$1,301,440
Nordstrom, Inc.	4,800	223,536	-	-	4,800	223,536
Penske Automotive Group, Inc.	2,300	107,663	-	-	2,300	107,663
PVH Corp.	2,300	237,981	-	-	2,300	237,981
Target Corp.*	-	-	21,859	1,206,398	21,859	1,206,398
Wal-Mart Stores, Inc.*	84,000	6,054,720	58,560	4,221,005	142,560	10,275,725
Yum! Brands, Inc.	9,200	587,880	-	-	9,200	587,880

		15,103,091		7,793,286		22,896,377

Textiles – 0.1%
Mohawk Industries, Inc. (a)	2,200	504,878	-	-	2,200	504,878

		29,787,784		14,249,095		44,036,879

Consumer, Non-cyclical – 18.0%
Agriculture – 2.3%
Altria Group, Inc.*	-	-	40,259	2,875,298	40,259	2,875,298
Archer-Daniels-Midland Co.	17,200	791,888	-	-	17,200	791,888
Bunge Ltd.	4,100	324,966	-	-	4,100	324,966
Philip Morris International, Inc.*	19,273	2,175,921	59,360	6,701,744	78,633	8,877,665

		3,292,775		9,577,042		12,869,817

Beverages – 0.3%
PepsiCo, Inc.	17,316	1,936,968	-	-	17,316	1,936,968

Biotechnology – 1.0%
Amgen, Inc.	21,400	3,511,098	-	-	21,400	3,511,098
Biogen, Inc. (a)	6,200	1,695,204	-	-	6,200	1,695,204
United Therapeutics Corp. (a)	1,300	175,994	-	-	1,300	175,994

		5,382,296		-		5,382,296

Commercial Services – 0.2%
AMERCO	500	190,595	-	-	500	190,595
ManpowerGroup, Inc.	1,900	194,883	-	-	1,900	194,883
Quanta Services, Inc. (a)	1,600	59,376	-	-	1,600	59,376
Robert Half International, Inc.	3,700	180,671	-	-	3,700	180,671
United Rentals, Inc. (a)	2,300	287,615	-	-	2,300	287,615
The Western Union Co.	13,900	282,865	-	-	13,900	282,865

		1,196,005		-		1,196,005

Foods – 1.0%
Conagra Brands, Inc.*	-	-	24,300	980,262	24,300	980,262
Ingredion, Inc.	1,700	204,731	-	-	1,700	204,731
Lamb Weston Holdings, Inc.*	-	-	9,533	400,958	9,533	400,958
Mondelez International, Inc. Class A	48,622	2,094,636	-	-	48,622	2,094,636
Tyson Foods, Inc. Class A*	-	-	33,400	2,061,114	33,400	2,061,114

		2,299,367		3,442,334		5,741,701

11

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Health Care – Products – 1.3%
Abbott Laboratories	47,617	$2,114,671	-	$-	47,617	$2,114,671
Medtronic PLC*	32,498	2,618,039	34,416	2,772,553	66,914	5,390,592

		4,732,710		2,772,553		7,505,263

Health Care – Services – 1.8%
Aetna, Inc.	18,976	2,420,389	-	-	18,976	2,420,389
Anthem, Inc.	7,600	1,256,888	-	-	7,600	1,256,888
Cigna Corp.	7,500	1,098,675	-	-	7,500	1,098,675
HCA Holdings, Inc. (a)	10,800	961,092	-	-	10,800	961,092
Humana, Inc.	6,359	1,310,844	-	-	6,359	1,310,844
MEDNAX, Inc. (a)	1,000	69,380	-	-	1,000	69,380
Quest Diagnostics, Inc.	4,000	392,760	-	-	4,000	392,760
UnitedHealth Group, Inc.	14,900	2,443,749	-	-	14,900	2,443,749

		9,953,777		-		9,953,777

Household Products & Wares – 0.0%
Avery Dennison Corp.	2,600	209,560	-	-	2,600	209,560

Pharmaceuticals – 10.1%
AbbVie, Inc.	46,400	3,023,424	-	-	46,400	3,023,424
Allergan PLC	8,067	1,927,368	1,800	430,056	9,867	2,357,424
Cardinal Health, Inc.	9,100	742,105	-	-	9,100	742,105
Eli Lilly & Co.*	17,402	1,463,682	31,364	2,638,026	48,766	4,101,708
Herbalife Ltd.(a),(b)*	-	-	56,703	3,296,712	56,703	3,296,712
Johnson & Johnson	78,900	9,826,995	32,574	4,057,092	111,474	13,884,087
Merck & Co., Inc.*	111,088	7,058,531	93,200	5,921,928	204,288	12,980,459
Pfizer, Inc.*	249,381	8,531,324	181,566	6,211,373	430,947	14,742,697
Sanofi ADR (France)*	-	-	36,500	1,651,625	36,500	1,651,625
VCA, Inc.(a)*	-	-	3,400	311,100	3,400	311,100

		32,573,429		24,517,912		57,091,341

		61,576,887		40,309,841		101,886,728

Energy – 7.2%
Oil & Gas – 6.4%
Anadarko Petroleum Corp.	34,371	2,131,002	-	-	34,371	2,131,002
BP PLC Sponsored ADR (United Kingdom)*	-	-	129,622	4,474,552	129,622	4,474,552
Chesapeake Energy Corp.(a),(b)*	-	-	33,300	197,802	33,300	197,802
Chevron Corp.	75,594	8,116,528	-	-	75,594	8,116,528
ConocoPhillips*	35,900	1,790,333	65,618	3,272,370	101,518	5,062,703
Ensco PLC Class A*	-	-	109,900	983,605	109,900	983,605
Helmerich & Payne, Inc.	3,000	199,710	-	-	3,000	199,710
Hess Corp.	25,297	1,219,568	-	-	25,297	1,219,568
HollyFrontier Corp.	5,200	147,368	-	-	5,200	147,368

12

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Marathon Petroleum Corp.	51,811	$2,618,528	-	$-	51,811	$2,618,528
Occidental Petroleum Corp.*	-	-	34,823	2,206,385	34,823	2,206,385
PBF Energy, Inc. Class A(b)*	-	-	36,600	811,422	36,600	811,422
Phillips 66*	15,700	1,243,754	37,079	2,937,398	52,779	4,181,152
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)*	24,930	1,314,559	30,400	1,602,992	55,330	2,917,551
Valero Energy Corp.	13,000	861,770	-	-	13,000	861,770

		19,643,120		16,486,526		36,129,646

Oil & Gas Services – 0.8%
Baker Hughes, Inc.	26,555	1,588,520	-	-	26,555	1,588,520
Halliburton Co.	48,481	2,385,750	-	-	48,481	2,385,750
National Oilwell Varco, Inc.	9,700	388,873	-	-	9,700	388,873

		4,363,143		-		4,363,143

		24,006,263		16,486,526		40,492,789

Financial – 28.5%
Banks – 17.2%
Bank of America Corp.*	440,565	10,392,928	326,396	7,699,682	766,961	18,092,610
The Bank of New York Mellon Corp.	30,100	1,421,623	-	-	30,100	1,421,623
BOK Financial Corp.	1,900	148,713	-	-	1,900	148,713
Capital One Financial Corp.	14,000	1,213,240	-	-	14,000	1,213,240
Citigroup, Inc.*	121,722	7,281,410	81,726	4,888,849	203,448	12,170,259
Citizens Financial Group, Inc.	14,100	487,155	-	-	14,100	487,155
Comerica, Inc.	4,700	322,326	-	-	4,700	322,326
Commerce Bancshares, Inc.	3,005	168,761	-	-	3,005	168,761
Cullen/Frost Bankers, Inc.	1,600	142,352	-	-	1,600	142,352
East West Bancorp, Inc.	4,200	216,762	-	-	4,200	216,762
Fifth Third Bancorp	81,446	2,068,728	-	-	81,446	2,068,728
The Goldman Sachs Group, Inc.	11,600	2,664,752	-	-	11,600	2,664,752
JP Morgan Chase & Co.*	157,718	13,853,949	82,758	7,269,463	240,476	21,123,412
KeyCorp*	-	-	90,900	1,616,202	90,900	1,616,202
M&T Bank Corp.	4,500	696,285	-	-	4,500	696,285
Morgan Stanley	51,000	2,184,840	-	-	51,000	2,184,840
Northern Trust Corp.	6,100	528,138	-	-	6,100	528,138
PacWest Bancorp	3,500	186,410	-	-	3,500	186,410
The PNC Financial Services Group, Inc.	38,357	4,612,046	6,799	817,512	45,156	5,429,558
Prosperity Bancshares, Inc.	2,000	139,420	-	-	2,000	139,420
Regions Financial Corp.	35,700	518,721	-	-	35,700	518,721
State Street Corp.*	28,307	2,253,520	19,093	1,519,994	47,400	3,773,514
SunTrust Banks, Inc.*	14,200	785,260	26,172	1,447,311	40,372	2,232,571
Synovus Financial Corp.	3,600	147,672	-	-	3,600	147,672
US Bancorp	49,300	2,538,950	-	-	49,300	2,538,950

13

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Wells Fargo & Co.	213,507	$11,883,800	83,740	$4,660,968	297,247	$16,544,768

		66,857,761		29,919,981		96,777,742

Diversified Financial Services – 4.3%
Alliance Data Systems Corp.	7,661	1,907,589	-	-	7,661	1,907,589
Ally Financial, Inc.*	13,500	274,455	34,606	703,540	48,106	977,995
American Express Co.*	45,542	3,602,828	40,699	3,219,698	86,241	6,822,526
Ameriprise Financial, Inc.*	19,697	2,554,307	14,300	1,854,424	33,997	4,408,731
BlackRock, Inc.	4,700	1,802,497	-	-	4,700	1,802,497
Credit Acceptance Corp. (a)	200	39,882	-	-	200	39,882
Discover Financial Services	38,230	2,614,550	-	-	38,230	2,614,550
Eaton Vance Corp.	3,100	139,376	-	-	3,100	139,376
E*TRADE Financial Corp. (a)	8,000	279,120	-	-	8,000	279,120
FNF Group	52,476	2,043,415	-	-	52,476	2,043,415
Franklin Resources, Inc.	16,400	691,096	-	-	16,400	691,096
Invesco Ltd.	11,700	358,371	-	-	11,700	358,371
Mastercard, Inc. Class A*	-	-	5,800	652,326	5,800	652,326
Nasdaq, Inc.	4,400	305,580	-	-	4,400	305,580
Navient Corp.	8,700	128,412	-	-	8,700	128,412
Raymond James Financial, Inc.	4,000	305,040	-	-	4,000	305,040
Santander Consumer USA Holdings, Inc. (a)	10,500	139,860	-	-	10,500	139,860
Synchrony Financial	23,625	810,337	-	-	23,625	810,337

		17,996,715		6,429,988		24,426,703

Insurance – 6.2%
Aflac, Inc.	11,100	803,862	-	-	11,100	803,862
Alleghany Corp. (a)	500	307,330	-	-	500	307,330
The Allstate Corp.	12,000	977,880	-	-	12,000	977,880
American Financial Group, Inc.	5,300	505,726	-	-	5,300	505,726
American International Group, Inc.	73,330	4,577,992	11,700	730,431	85,030	5,308,423
Arch Capital Group Ltd. (a)	3,400	322,218	-	-	3,400	322,218
Assurant, Inc.	1,900	181,773	-	-	1,900	181,773
Assured Guaranty Ltd.	1,500	55,665	-	-	1,500	55,665
Axis Capital Holdings Ltd.	2,500	167,575	-	-	2,500	167,575
Cincinnati Financial Corp.	4,400	317,988	-	-	4,400	317,988
CNO Financial Group, Inc.*	-	-	168,077	3,445,579	168,077	3,445,579
Everest Re Group Ltd.	1,300	303,953	-	-	1,300	303,953
The Hartford Financial Services Group, Inc.	10,900	523,963	-	-	10,900	523,963
Lincoln National Corp.	6,400	418,880	-	-	6,400	418,880
Loews Corp.*	9,700	453,669	82,718	3,868,721	92,418	4,322,390
Markel Corp. (a)	400	390,344	-	-	400	390,344
MetLife, Inc.	69,244	3,657,468	-	-	69,244	3,657,468
Old Republic International Corp.	3,200	65,536	-	-	3,200	65,536

14

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Principal Financial Group, Inc.	8,400	$530,124	-	$-	8,400	$530,124
Prudential Financial, Inc.	12,500	1,333,500	-	-	12,500	1,333,500
Reinsurance Group of America, Inc.	2,000	253,960	-	-	2,000	253,960
RenaissanceRe Holdings Ltd.	1,200	173,580	-	-	1,200	173,580
Torchmark Corp.	9,000	693,360	-	-	9,000	693,360
The Travelers Cos., Inc.	35,714	4,304,966	-	-	35,714	4,304,966
Unum Group	44,477	2,085,526	-	-	44,477	2,085,526
Validus Holdings Ltd.	2,200	124,058	-	-	2,200	124,058
Voya Financial, Inc.*	5,500	208,780	19,147	726,820	24,647	935,600
W.R. Berkley Corp.	3,500	247,205	-	-	3,500	247,205
XL Group Ltd.*	7,700	306,922	48,800	1,945,168	56,500	2,252,090

		24,293,803		10,716,719		35,010,522

Real Estate – 0.0%
Jones Lang LaSalle, Inc.	1,300	144,885	-	-	1,300	144,885

Real Estate Investment Trusts (REITS) – 0.7%
CBRE Group, Inc. Class A (a)	43,143	1,500,945	-	-	43,143	1,500,945
Outfront Media, Inc.	26,561	705,195	-	-	26,561	705,195
Weyerhaeuser Co.	54,234	1,842,871	-	-	54,234	1,842,871

		4,049,011		-		4,049,011

Savings & Loans – 0.1%
Investors Bancorp, Inc.	9,000	129,420	-	-	9,000	129,420
People’s United Financial, Inc.	7,000	127,400	-	-	7,000	127,400

		256,820		-		256,820

		113,598,995		47,066,688		160,665,683

Industrial – 12.4%
Aerospace & Defense – 4.2%
Arconic, Inc.*	-	-	42,367	1,115,947	42,367	1,115,947
The Boeing Co.	17,600	3,112,736	-	-	17,600	3,112,736
General Dynamics Corp.	9,700	1,815,840	-	-	9,700	1,815,840
Harris Corp.	23,943	2,664,137	-	-	23,943	2,664,137
L3 Technologies, Inc.	2,300	380,167	-	-	2,300	380,167
Northrop Grumman Corp.*	8,421	2,002,851	11,800	2,806,512	20,221	4,809,363
Raytheon Co.*	-	-	6,881	1,049,352	6,881	1,049,352
Rockwell Collins, Inc.	3,400	330,344	-	-	3,400	330,344
Spirit AeroSystems Holdings, Inc. Class A	3,700	214,304	-	-	3,700	214,304
United Technologies Corp.*	47,495	5,329,414	24,100	2,704,261	71,595	8,033,675

		15,849,793		7,676,072		23,525,865

15

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Building Materials – 1.1%
Johnson Controls International PLC*	53,920	$2,271,111	43,585	$1,835,800	97,505	$4,106,911
Owens Corning	3,300	202,521	-	-	3,300	202,521
USG Corp. (a)	4,200	133,560	-	-	4,200	133,560
Vulcan Materials Co.	12,365	1,489,735	-	-	12,365	1,489,735

		4,096,927		1,835,800		5,932,727

Electrical Components & Equipment – 0.2%
Emerson Electric Co.	17,300	1,035,578	-	-	17,300	1,035,578
Hubbell, Inc.	1,300	156,065	-	-	1,300	156,065

		1,191,643		-		1,191,643

Electronics – 1.6%
Arrow Electronics, Inc. (a)	2,600	190,866	-	-	2,600	190,866
Avnet, Inc.	5,400	247,104	-	-	5,400	247,104
Corning, Inc.	37,400	1,009,800	16,900	456,300	54,300	1,466,100
Garmin Ltd.	5,700	291,327	-	-	5,700	291,327
Gentex Corp.	8,300	177,039	-	-	8,300	177,039
Honeywell International, Inc.	39,355	4,914,259	10,475	1,308,013	49,830	6,222,272
Jabil Circuit, Inc.	5,100	147,492	-	-	5,100	147,492
TE Connectivity Ltd.*	-	-	5,100	380,205	5,100	380,205

		6,977,887		2,144,518		9,122,405

Engineering & Construction – 1.1%
Fluor Corp.*	4,100	215,742	6,500	342,030	10,600	557,772
Jacobs Engineering Group, Inc.	3,500	193,480	-	-	3,500	193,480
KBR, Inc.*	-	-	370,600	5,570,118	370,600	5,570,118

		409,222		5,912,148		6,321,370

Hand & Machine Tools – 0.6%
Snap-on, Inc.	1,600	269,872	-	-	1,600	269,872
Stanley Black & Decker, Inc.*	4,200	558,054	18,099	2,404,814	22,299	2,962,868

		827,926		2,404,814		3,232,740

Machinery – Diversified – 0.2%
AGCO Corp.	2,400	144,432	-	-	2,400	144,432
Cummins, Inc.	4,900	740,880	-	-	4,900	740,880
Flowserve Corp.*	-	-	7,800	377,676	7,800	377,676

		885,312		377,676		1,262,988

Miscellaneous - Manufacturing – 1.0%
Carlisle Cos., Inc.	1,700	180,897	-	-	1,700	180,897
Eaton Corp. PLC	32,746	2,428,116	-	-	32,746	2,428,116
Hexcel Corp.	2,500	136,375	-	-	2,500	136,375
Ingersoll-Rand PLC	7,000	569,240	-	-	7,000	569,240
Pentair PLC	32,531	2,042,296	-	-	32,531	2,042,296
Textron, Inc.	7,900	375,961	-	-	7,900	375,961

		5,732,885		-		5,732,885

16

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Packaging & Containers – 0.4%
Crown Holdings, Inc. (a)	4,000	$211,800	-	$-	4,000	$211,800
Graphic Packaging Holding Co.	8,800	113,256	-	-	8,800	113,256
Packaging Corp. of America	2,800	256,536	-	-	2,800	256,536
Sealed Air Corp.	38,198	1,664,669	-	-	38,198	1,664,669
Sonoco Products Co.	2,900	153,468	-	-	2,900	153,468

		2,399,729		-		2,399,729

Transportation – 2.0%
Euronav NV(a)(b)*	-	-	166,215	1,313,099	166,215	1,313,099
FedEx Corp.*	-	-	8,100	1,580,715	8,100	1,580,715
Golar LNG Partners LP (c)*	-	-	53,475	1,194,632	53,475	1,194,632
Norfolk Southern Corp.*	16,668	1,866,316	17,285	1,935,401	33,953	3,801,717
Union Pacific Corp.	22,200	2,351,424	-	-	22,200	2,351,424
United Parcel Service, Inc. Class B	9,300	997,890	-	-	9,300	997,890

		5,215,630		6,023,847		11,239,477

		43,586,954		26,374,875		69,961,829

Technology – 10.9%
Computers – 4.8%
Apple, Inc.	115,485	16,590,575	-	-	115,485	16,590,575
Diebold Nixdorf, Inc.	23,697	727,498	-	-	23,697	727,498
Hewlett Packard Enterprise Co.*	-	-	36,500	865,050	36,500	865,050
HP, Inc.*	49,300	881,484	24,900	445,212	74,200	1,326,696
International Business Machines Corp.*	27,400	4,771,436	15,500	2,699,170	42,900	7,470,606
NCR Corp. (a)	3,100	141,608	-	-	3,100	141,608

		23,112,601		4,009,432		27,122,033

Semiconductors – 2.4%
Applied Materials, Inc.	29,800	1,159,220	-	-	29,800	1,159,220
Intel Corp.	137,800	4,970,446	-	-	137,800	4,970,446
KLA-Tencor Corp.	4,300	408,801	-	-	4,300	408,801
Marvell Technology Group Ltd.	12,800	195,328	-	-	12,800	195,328
Qorvo, Inc. (a)	3,700	253,672	-	-	3,700	253,672
QUALCOMM, Inc.	74,792	4,288,574	30,900	1,771,806	105,692	6,060,380
Skyworks Solutions, Inc.	5,300	519,294	-	-	5,300	519,294

		11,795,335		1,771,806		13,567,141

Software – 3.7%
CA, Inc.*	11,400	361,608	102,100	3,238,612	113,500	3,600,220
First Data Corp. Class A(a)*	-	-	25,800	399,900	25,800	399,900

17

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Microsoft Corp.*	42,855	$2,822,430	51,300	$3,378,618	94,155	$6,201,048
Oracle Corp.	172,654	7,702,095	71,900	3,207,459	244,554	10,909,554

		10,886,133		10,224,589		21,110,722

		45,794,069		16,005,827		61,799,896

Utilities – 3.3%
Electric – 3.3%
The AES Corp.	19,300	215,774	-	-	19,300	215,774
Ameren Corp.	7,100	387,589	-	-	7,100	387,589
American Electric Power Co., Inc.	13,400	899,542	6,000	402,780	19,400	1,302,322
DTE Energy Co.	5,200	530,972	-	-	5,200	530,972
Duke Energy Corp.	17,600	1,443,376	-	-	17,600	1,443,376
Edison International	9,000	716,490	-	-	9,000	716,490
Entergy Corp.*	4,900	372,204	50,973	3,871,909	55,873	4,244,113
Eversource Energy	8,700	511,386	-	-	8,700	511,386
Exelon Corp.*	25,600	921,088	61,600	2,216,368	87,200	3,137,456
NextEra Energy, Inc.	15,901	2,041,212	3,000	385,110	18,901	2,426,322
OGE Energy Corp.	5,400	188,892	-	-	5,400	188,892
PG&E Corp.	30,626	2,032,341	-	-	30,626	2,032,341
Pinnacle West Capital Corp.	3,100	258,478	-	-	3,100	258,478
Public Service Enterprise Group, Inc.	13,100	580,985	-	-	13,100	580,985
Xcel Energy, Inc.	14,000	622,300	-	-	14,000	622,300

		11,722,629		6,876,167		18,598,796

TOTAL COMMON STOCK (Cost $456,746,969)		368,147,647		182,846,605		550,994,252

TOTAL EQUITIES (Cost $456,746,969)		368,147,647		182,846,605		550,994,252

MUTUAL FUNDS – 1.2%
Diversified Financial Services – 1.2%
iShares Russell 1000 Value Index Fund	10,300	1,183,882	-	-	10,300	1,183,882

State Street Navigator Securities Lending Prime Portfolio (d)	-	-	5,774,344	5,774,344	5,774,344	5,774,344

TOTAL MUTUAL FUNDS (Cost $6,955,506)		1,183,882		5,774,344		6,958,226

TOTAL LONG-TERM INVESTMENTS (Cost $463,702,475)		369,331,529		188,620,949		557,952,478

18

Pro Forma Portfolio of Investments (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund		MassMutual Select Large Cap Value Fund		Pro Forma Combined
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.4%
Repurchase Agreement – 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (e)	$9,263,150	$9,263,150	$9,913,375	$9,913,375	$19,176,525	$19,176,525

Time Deposit – 0.0%
Euro Time Deposit (0.090% 4/03/17)	928	928	96,781	96,781	97,709	97,709

TOTAL SHORT-TERM INVESTMENTS (Cost $19,274,234)		9,264,078		10,010,156		19,274,234

TOTAL INVESTMENTS – 102.2% (Cost $482,976,709)		378,595,607		198,631,105		577,226,712

Other Assets/(Liabilities) – (2.2)%		(4,684,335)		(7,946,796)		(12,631,131)

NET ASSETS – 100.0%		$373,911,272		$190,684,309		$564,595,581

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan for the Large Cap Value Fund. The total value of securities on loan as of March 31, 2017, was $5,617,686 or 2.95% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers.
(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending collateral.
(e)	Maturity value of $19,176,605. Collateralized by U.S. Government Agency obligations with a rate from 1.000% – 1.500%, maturity date ranging from 5/15/18 – 1/31/22, and an aggregate market value, including accrued interest, of $19,566,320.
*	All or a portion of this security to be sold in connection with the Reorganization.

The accompanying notes are an integral part of the financial statements.

19

Pro Forma Statement of Assets and Liabilities (Unaudited)

March 31, 2017

	MassMutual Select Diversified Value Fund	MassMutual Select Large Cap Value Fund	Pro Forma Adjustments(a)	Pro Forma Combined
Investments in non-affiliated securities	$378,595,607	$198,631,105	$-	$577,226,712
Other assets less liabilities	$(4,684,335)	$(7,946,796)	$(34,591)	$(12,665,722)

Total Net assets	$373,911,272	$190,684,309	$(34,591)	$564,560,990

Class I shares:
Net assets	$286,247,910	$51,152,816	$(9,279)	$337,391,447
Shares outstanding	18,235,378	6,858,330	(3,600,780)	21,492,928
Net asset value, offering price and redemption price per share	$15.70	$7.46	$(0)	$15.70
Class R5 shares:
Net assets	$46,626,951	$97,535,555	$(17,693)	$144,144,813
Shares outstanding	2,965,756	13,046,781	(6,843,355)	9,169,182
Net asset value, offering price and redemption price per share	$15.72	$7.48	$(0)	$15.72
Service Class shares:
Net assets	$12,859,524	$3,043,961	$(552)	$15,902,933
Shares outstanding	818,310	405,085	(211,361)	1,012,034
Net asset value, offering price and redemption price per share	$15.71	$7.51	$(0)	$15.71
Administrative Class shares:
Net assets	$7,629,561	$12,484,803	$(2,265)	$20,112,099
Shares outstanding	483,357	1,673,954	(882,919)	1,274,392
Net asset value, offering price and redemption price per share	$15.78	$7.46	$(0)	$15.78
Class A shares:
Net assets	$17,686,511	$25,912,954	$(4,701)	$43,594,764
Shares outstanding	1,127,302	3,481,177	(1,829,918)	2,778,561
Net asset value and redemption price per share	$15.69	$7.44	$(0)	$15.69
Offering price per share (100/[100-maximum sales charge] of net asset value)	$16.65	$7.89	$-	$16.65
Class R4 shares:
Net assets	$957,772	$504,862	$(92)	$1,462,542
Shares outstanding	61,349	68,417	(36,081)	93,685
Net asset value, offering price and redemption price per share	$15.61	$7.38	$(0)	$15.61
Class R3 shares:
Net assets	$1,903,043	$49,358	$(9)	$1,952,392
Shares outstanding	121,575	6,780	(3,627)	124,728
Net asset value, offering price and redemption price per share	$15.65	$7.28	$(0)	$15.65

Note to Statement of Assets and Liabilities

(a)	Reflects adjustment due to estimated transaction costs resulting from the Reorganization.

The accompanying notes are an integral part of the financial statements.

20

Pro Forma Statement of Operations (Unaudited)

March 31, 2017

	MassMutual Select Diversified Value Fund	MassMutual Select Large Cap Value Fund	Pro Forma Adjustments	Pro Forma Combined
Investment Income:
Dividends(a)	$8,504,674	$5,758,463	$-	$14,263,137
Interest	9,869	8,747	-	18,616
Securities lending net income	-	27,728	-	27,728

Total Investment Income	8,514,543	5,794,938	-	14,309,481
Expenses:
Investment advisory fees(b)	1,775,728	1,188,064	(232,614)	2,731,178
Custody fees	34,884	19,616	-	54,500
Audit fees(c)	35,258	35,577	(35,577)	35,258
Legal fees	3,913	2,242	-	6,155
Accounting & Administration fees(c)	43,851	36,126	(30,600)	49,377
Proxy fees(c)	957	957	(957)	957
Shareholder reporting fees(c)	16,150	13,370	(6,355)	23,165
Trustees’ fees	18,090	8,989	-	27,079
Registration and filing fees(c)	82,496	82,385	(82,385)	82,496
Transfer agent fees(c)	3,000	3,000	(3,000)	3,000
Administration fees
Class R5	59,899	95,525	-	155,424
Service Class	16,130	6,400	-	22,530
Administrative Class	10,085	18,307	-	28,392
Class A	29,009	41,183	-	70,192
Class R4	1,421	537	-	1,958
Class R3	3,263	117	-	3,380
Distribution fees
Class R3	4,079	146	-	4,225
Distribution and Service fees
Class A	48,347	68,637	-	116,984
Class R4	1,775	672	-	2,447
Class R3	4,079	146	-	4,225
Shareholder service fees
Service Class	5,377	2,133	-	7,510
Administrative Class	10,085	18,307	-	28,392
Class A	29,009	41,183	-	70,192

Total expenses	2,236,885	1,683,619	(391,488)	3,529,016
Expenses waived:(d)
Class I fees reimbursed by adviser	-	(41,032)	41,032	-
Class R5 fees reimbursed by adviser	-	(69,500)	69,500	-
Service Class fees reimbursed by adviser	-	(3,215)	3,215	-
Administrative Class fees reimbursed by adviser	-	(8,878)	8,878	-

21

Pro Forma Statement of Operations (Unaudited) (Continued)

March 31, 2017

	MassMutual Select Diversified Value Fund	MassMutual Select Large Cap Value Fund	Pro Forma Adjustments	Pro Forma Combined
Class A fees reimbursed by adviser	$-	$(19,973)	$19,973	$-
Class R4 fees reimbursed by adviser	-	(220)	220	-
Class R3 fees reimbursed by adviser	-	(43)	43	-

Net expenses	2,236,885	1,540,758	(248,627)	3,529,016

Net investment income (loss)	6,277,658	4,254,180	248,627	10,780,465
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments transactions	16,405,692	5,636,586	-	22,042,278
Foreign currency transactions	-	(10,014)	-	(10,014)
Net change unrealized appreciation (depreciation) on:
Investments transactions	38,224,040	22,746,984	-	60,971,024
Foreign currency transactions	-	1,244	-	1,244

Net increase (decrease) in net assets resulting from operations	$60,907,390	$32,628,980	$248,627	$93,784,997

Notes to Statement of Operations

(a)	Net of withholding tax of $24,999, $92,946, $-, $117,945.
(b)	Management fee of combined Fund is 0.49% versus 0.60% and 0.50% for the Large Cap Value Fund and the Diversified Value Fund, respectively.
(c)	Pro forma adjustment is due to elimination and reduction of duplicative audit expenses as well as fund-specific expenses as a result of the Reorganization.
(d)	Pro forma adjustment is due to elimination of reimbursement expense.

The accompanying notes are an integral part of the financial statements.

22